UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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L Brands, Inc.

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Notice of

Annual Meeting of Stockholders

and Proxy Statement

May 21, 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2015: The proxy statement and annual report to stockholders are available at www.proxyvote.com.

April 10, 2015

DEAR STOCKHOLDER:

You are cordially invited to attend our 2015 annual meeting of stockholders to be held at 8:30 a.m., Eastern Time, on May 21, 2015, at our offices located at Three Limited Parkway, Columbus, Ohio 43230. Our Investor Relations telephone number is 614-415-6400 should you require assistance in finding the location of the meeting. The formal Notice of Annual Meeting of Stockholders and proxy statement are attached. If you plan to attend, please bring the Admittance Slip located at the back of this booklet and a picture I.D., and review the attendance information provided. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of our company.

The matters to be acted upon by our stockholders are discussed in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached proxy statement, would you kindly sign, date and return the enclosed proxy card or vote by telephone or via the Internet as described on the enclosed proxy card. Your vote is important regardless of the number of shares you own.

Sincerely yours,

/s/ Leslie H. Wexner
Leslie H. Wexner
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 21, 2015

April 10, 2015

TO THE STOCKHOLDERS OF L BRANDS, INC.:

We are pleased to invite you to attend our 2015 annual meeting of stockholders to:

•	Elect the four nominees proposed by the Board of Directors as directors to serve for a three-year term.

•	Ratify the appointment of our independent registered public accountants.

•	Vote on a proposal to approve the 2015 Stock Option and Performance Incentive Plan.

•	Vote on a proposal to approve the 2015 Cash Incentive Compensation Performance Plan.

•	Hold an advisory vote to approve named executive officer compensation.

•	Vote on the stockholder proposal described in the accompanying proxy statement, if properly presented at the meeting.

•	Transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 27, 2015 may vote at the meeting. If you plan to attend, please bring the Admittance Slip located at the back of this booklet and a picture I.D., and review the attendance information provided. Your vote is important. Stockholders of record can give proxies by calling a toll-free telephone number, by using the Internet or by mailing their signed proxy cards. Whether or not you plan to attend the meeting, please vote by telephone or via the Internet or sign, date and return the enclosed proxy card in the envelope provided. Instructions are included on your proxy card. You may change your vote by submitting a later dated proxy (including a proxy via telephone or the Internet) or by attending the meeting and voting in person.

By Order of the Board of Directors,

/s/ Leslie H. Wexner
Leslie H. Wexner
Chairman of the Board

PROXY STATEMENT TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The Board of Directors (the “Board”) is soliciting your proxy to vote at our 2015 annual meeting of stockholders (or at any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting. In this proxy statement, “we,” “our,” “L Brands” and the “Company” refer to L Brands, Inc.

We began mailing this proxy statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), on or about April 10, 2015 to all stockholders entitled to vote. The Company’s 2014 Annual Report on Form 10-K, which includes our financial statements, is being sent with this proxy statement and is available in paper copy by request or in electronic form.

Date, Time and Place of Meeting

Date:	May 21, 2015

Time:	8:30 a.m., Eastern Time

Place:	Three Limited Parkway, Columbus, Ohio 43230

Attending the Meeting

Stockholders who plan to attend the meeting in person must bring photo identification and the Admittance Slip located at the back of this booklet. Because of necessary security precautions, bags, purses and briefcases may be subject to inspection. To speed the admissions process, stockholders are encouraged to bring only essential items. Cameras, camcorders or video taping equipment are not allowed.

Shares Entitled to Vote

Stockholders entitled to vote are those who owned Company common stock (which we refer to throughout this proxy statement as “Common Stock”) at the close of business on the record date, March 27, 2015. As of the record date, there were 292,429,793 shares of Common Stock outstanding. Each share of Common Stock that you own entitles you to one vote.

Voting Your Shares

Whether or not you plan to attend the annual meeting, we urge you to vote. Stockholders of record can give proxies by calling a toll-free telephone number, by using the Internet or by mailing their signed proxy cards. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. If you are voting by mail, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you are voting by telephone or via the Internet, please use the telephone or Internet voting procedures set forth on the enclosed proxy card. Returning the proxy card or voting via telephone or the Internet will not affect your right to attend the meeting and vote.

The enclosed proxy card indicates the number of shares that you own.

Voting instructions are included on your proxy card. If you properly fill in your proxy card and send it to us or vote via telephone or the Internet in time to vote, one of the individuals named on your proxy card (your “proxy”) will vote your shares as you have directed. If you sign the proxy card or vote via telephone or the Internet but do not make specific choices, your proxy will follow the Board’s recommendations and vote your shares in the following manner:

•	“FOR” the election of the Board’s four nominees for director (as described on pages 5 and 6);

•	“FOR” the ratification of the appointment of our independent registered public accountants (as described on page 13);

•	“FOR” the proposal to approve the 2015 Stock Option and Performance Incentive Plan (as described on pages 14 through 21);

•	“FOR” the proposal to approve the 2015 Cash Incentive Compensation Performance Plan (as described on pages 22 through 24);

•	“FOR” on the advisory vote to approve named executive officer compensation (as described on pages 25 and 26);

•	“AGAINST” the stockholder proposal (as described on pages 27 through 29).

If any other matter is properly presented at the meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting. See “—Vote Necessary to Approve Proposals” for a discussion of the votes required to approve these items.

Certain stockholders received a Notice containing instructions on how to access this proxy statement and our 2014 Annual Report on Form 10-K via the Internet. Those stockholders should refer to the Notice for instructions on how to vote.

Revoking Your Proxy

You may revoke your proxy by:

•	submitting a later dated proxy (including a proxy via telephone or the Internet);

•	notifying our Secretary at our principal executive offices at Three Limited Parkway, Columbus, Ohio 43230, in writing before the meeting that you have revoked your proxy; or

•	voting in person at the meeting.

Voting in Person

If you plan to vote in person, a ballot will be available when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares at the close of business on March 27, 2015, the record date for voting, as well as a proxy, executed in your favor, from the nominee.

Appointing Your Own Proxy

If you want to give your proxy to someone other than the individuals named as proxies on the proxy card, you may cross out the names of those individuals and insert the name of the individual you are authorizing to vote. Either you or that authorized individual must present the proxy card at the meeting.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of shares representing at least one-third of the votes of the Common Stock entitled to vote constitutes a quorum. Abstentions and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Vote Necessary to Approve Proposals

•

Pursuant to the Company’s Bylaws, each director will be elected by a majority of the votes cast with respect to such director. A majority of the votes cast means that the number of votes “for” a director’s election must exceed 50% of the votes cast with respect to that director’s election. Any “against” votes will count as a vote cast, but “abstentions” will not count as a vote cast with respect to that director’s election. Under Delaware law, if the director is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s Bylaws, each director has submitted an irrevocable letter of resignation as director that becomes effective if he or she does not receive a majority of votes cast in an election and the Board accepts the resignation. If a director is not elected, the Nominating & Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation.

•	The ratification of Ernst & Young LLP as our independent registered public accountants requires the affirmative vote of a majority of the votes present in person or by proxy and voting thereon.

•

Pursuant to the Company’s Bylaws, the approval of the 2015 Stock Option and Performance Incentive Plan (the “2015 Plan”) requires the affirmative vote of a majority of the votes present in person or by proxy and voting thereon. In addition, the vote necessary to approve the 2015 Plan, including the impact of abstentions (as described under “—Impact of Abstentions and Broker Non-Votes”), is subject to additional New York Stock Exchange (“NYSE”) rules. Under NYSE rules, the approval of the 2015 Plan requires a majority of votes cast “for” the approval of the 2015 Plan.

•	The approval of the 2015 Cash Incentive Compensation Performance Plan requires the affirmative vote of a majority of the votes present in person or by proxy and voting thereon.

•

The advisory vote to approve named executive officer compensation requires the affirmative vote of a majority of the votes present in person or by proxy and voting thereon. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary or other duties of, or impose any additional fiduciary or other duties on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

•	The stockholder proposal requires the affirmative vote of a majority of the votes present in person or by proxy and voting thereon.

Impact of Abstentions and Broker Non-Votes

You may “abstain” from voting for any nominee in the election of directors and on the other proposals, and abstentions with respect to the election of directors and on the other proposals (except for the proposal to approve the 2015 Plan) will be excluded entirely from the vote and will have no effect. Under NYSE rules, “votes cast” on the approval of the 2015 Plan consist of votes “for” or “against” the approval of the 2015 Plan as well as abstentions. As a result, abstentions have the effect of a vote “against” the approval of the 2015 Plan.

In addition, under NYSE rules, if your broker holds your shares in its name, your broker is permitted to vote your shares on the proposal to ratify Ernst & Young LLP as our independent registered public accountant, even if it did not receive voting instructions from you. Your broker may not vote your shares on any of the other matters without specific instruction. A “broker non-vote” occurs when a broker submits a proxy but refrains from voting. Shares represented by broker non-votes are counted as present or represented for purposes of determining the presence of a quorum but are not counted as otherwise present or represented.

Obtaining Additional Copies of the Proxy Materials

We have adopted a procedure called “householding.” Under this procedure, stockholders who share the same last name and reside at the same mailing address will receive one Notice or one set of proxy materials (if they have elected to receive hard copies of the proxy materials), unless one of the stockholders at that address has notified us that they wish to receive individual copies. Stockholders who participate in householding continue to receive separate control numbers for voting. Householding does not in any way affect dividend check mailings.

If you hold Common Stock and currently are subject to householding, but prefer to receive separate copies of proxy materials and other stockholder communications from the Company, or if you are sharing an address with another stockholder and would like to consent to householding, you may revoke or grant your consent to householding as appropriate at any time by calling toll-free at 800-542-1061 or notifying our Secretary at our principal executive offices at Three Limited Parkway, Columbus, Ohio 43230.

A number of brokerages and other institutional holders of record have implemented householding. If you hold your shares beneficially in street name, please contact your broker or other intermediary holder of record to request information about householding.

PROPOSAL 1:    ELECTION OF DIRECTORS

The Board of Directors has nominated four directors for election at the annual meeting. If you elect the four nominees, they will hold office for a three-year term expiring at the 2018 annual meeting or until their successors have been elected. All nominees are currently serving on our Board of Directors.

We believe that our Board as a whole possesses the right diversity of experience, qualifications and skills to oversee and address the key issues facing our Company. In addition, we believe that each of our directors possesses key attributes that we seek in a director, including strong and effective decision-making, communication and leadership skills. To ensure that the Board and Board committees remain effective, the Nominating & Governance Committee oversees the periodic evaluation of both the Board and each Board committee and recommends ways to improve performance. With respect to Board refreshment, the Nominating & Governance Committee is responsible for identifying candidates who are qualified to serve on the Board and, as part of that review process, considers the diversity of experience and expertise of the current directors and areas where new directors might add additional perspectives. In that regard, in the past three years, three new directors have been appointed to the Board. The considerations of the Nominating & Governance Committee in identifying potential candidates are described in further detail in “—Committees of the Board of Directors—Nominating & Governance Committee.” In addition to periodic Board refreshment, we believe that a variety of director tenures is beneficial to ensure Board quality and continuity of experience, as reflected in the current composition of our Board.

Set forth below is additional information about the experience and qualifications of each of the nominees for director, as well as each of the current members of the Board, that led the Nominating & Governance Committee and Board of Directors to conclude, at the time each individual was nominated to serve on the Board of Directors, that he or she would provide valuable insight and guidance as a member of the Board of Directors.

Your proxy will vote for each of the nominees unless you specify otherwise. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors. We do not know of any nominee of the Board of Directors who would be unable to serve as a director if elected.

The Board of Directors Recommends a Vote FOR the Election of All of the Following Nominees of the Board of Directors:

Nominees and Directors

Nominees of the Board of Directors at the 2015 Annual Meeting

E. Gordon Gee	Director since 2012	Age 71

Dr. Gee is currently the President of West Virginia University, a large public research institution. Prior to his current service at West Virginia University, he led several other major universities, including The Ohio State University (2007–2013, 1990–1998), Vanderbilt University (2000–2007), Brown University (1998–2000), the University of Colorado (1985–1990), and West Virginia University (1981–1985). Dr. Gee also currently serves as a director of the National 4-H Council. He previously served as a director of the Company from 1992 to 2008, as a director of Hasbro, Inc., a branded-play company, from 1999 until 2010, and as a director of Bob Evans Farms, Inc., an owner and operator of family restaurants, from 2009 until 2014. Dr. Gee’s nomination was supported by his extensive executive and management experience, as well as his legal expertise and knowledge of the Company gained through his prior service as a director.

Stephen D. Steinour	Director since 2014	Age 56

Mr. Steinour has been the Chairman, President & Chief Executive Officer of Huntington Bancshares Incorporated, a regional bank holding company, since 2009. From 2008 to 2009, Mr. Steinour was a Managing Partner in CrossHarbor Capital Partners, LLC, a recognized leading manager of alternative investments. Mr. Steinour was with Citizens Financial Group from 1992 to 2008, where he served in various executive roles, including President from 2005 to 2007 and Chief Executive Officer from 2007 to 2008. Mr. Steinour currently serves as a director of Exelon Corporation, a utility services holding company. Mr. Steinour’s nomination is supported by his executive experience, financial expertise and service on several boards of directors.

Allan R. Tessler	Director since 1987	Age 78

Mr. Tessler has been Chairman of the Board and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. He previously served as Chairman of the Board of Epoch Investment Partners, Inc., an investment management company, from 2004 to 2013 and as Chairman of the Board of J Net Enterprises Inc., a technology holding company, from 2000 to 2004. Mr. Tessler also served as Chairman of the Board of InterWorld Corporation from 2001 to 2004 and as Chairman of Checker Holdings Corp. IV from 1997 to 2009. Mr. Tessler has served as a director of Imperva, Inc., a provider of cyber security solutions, since February 2015, and as a director of TD Ameritrade, a securities brokerage company, since November 2006. He has also served as a director of Steel Partners Holding GP, Inc., a general partner of a global diversified holding company, since 2010, and currently serves as Chairman of the Board of both Teton Financial Services, a financial services company, and Rocky Mountain Bank, a Wyoming bank. Mr. Tessler’s nomination was supported by his broad business experience and financial expertise, together with his involvement in various public policy issues.

Abigail S. Wexner	Director since 1997	Age 53

Mrs. Wexner is the chairman and CEO of Whitebarn Associates, a private investment company. She serves on the boards of Advanced Drainage Systems, Inc., a manufacturer of high performance thermoplastic corrugated pipe, The Ohio State University, Nationwide Children’s Hospital, the Columbus Downtown Development Corporation, the Columbus Partnership, Pelotonia, The Ohio State University Wexner Medical Center, The Wexner Foundation, The Wexner Center Foundation, The Columbus Jewish Federation and the United States Equestrian Team Foundation. She is founder and chair of the board for The Center for Family Safety and Healing and KidsOhio.org, founding board member and vice chair of the board for KIPP Columbus and a past chair of the Governing Committee of the Columbus Foundation. Mrs. Wexner is the wife of Leslie H. Wexner. Mrs. Wexner’s nomination was supported by her executive and legal experience, as well as her expertise with respect to a wide range of diversity, philanthropic and public policy issues.

Directors Whose Terms Continue until the 2016 Annual Meeting

Dennis S. Hersch	Director since 2006	Age 68

Mr. Hersch is President of N.A. Property, Inc., through which he acts as a business advisor to Mr. and Mrs. Wexner, and has done so since February 2008. He also serves as a trustee of several trusts established by Mr. and Mrs. Wexner. He was a Managing Director of J.P. Morgan Securities Inc., an investment bank, from December 2005 through January 2008, where he served as the Global Chairman of its Mergers & Acquisitions Department. Mr. Hersch was a partner of Davis Polk & Wardwell LLP, a New York law firm, from 1978 until December 2005. Mr. Hersch served as a director of Clearwire Corporation, a telecommunications company, from 2008 until 2013, NBCUniversal Enterprise, Inc., a media related company, from 2013 until 2014 and has served as a director at Sprout Foods, Inc., a producer of organic baby food, since 2009. Mr. Hersch’s nomination was supported by his legal and financial expertise, as well as his considerable experience with corporate governance matters, strategic issues and corporate transactions.

David T. Kollat	Director since 1976	Age 76

Dr. Kollat has been Chairman of 22, Inc., a management consulting firm, since 1987. He has served as director of Select Comfort Corporation, a designer, manufacturer and retailer of premium beds and bedding accessories, since 1994, and Wolverine World Wide, Inc., a global footwear, athletic apparel and accessories designer, manufacturer and retailer, since 1992. Dr. Kollat also served as director of Big Lots, Inc., a retailer, from 1990 to 2013. In addition to his broad business experience (including service on several boards of directors) and marketing expertise, Dr. Kollat’s nomination was supported by his particular experience in the retail, apparel and other related industries, both at the management and board levels.

William R. Loomis, Jr.	Director since 2005	Age 67

Mr. Loomis has been an independent financial advisor since 2009 and has served as a Senior Advisor to Lazard Ltd., an investment bank, during the last three years. Mr. Loomis has served as a director of Phillips 66 Company, an energy manufacturing and logistics company, since 2012. Mr. Loomis was a General Partner or Managing Director of Lazard Freres & Co., an investment bank, from 1984 to 1999. After the formation of Lazard Ltd. in 2000, he became the Chief Executive Officer of the new entity. Mr. Loomis became a Limited Managing Director of Lazard Ltd. in 2002 and resigned from that position in March 2004. Until 2005, Mr. Loomis was a member of the Board of Directors of Alcan, Inc., a manufacturer and distributor of aluminum. Mr. Loomis’s nomination was supported by his executive experience, financial expertise and substantial history as a senior strategic advisor to complex businesses and multiple executives.

Leslie H. Wexner	Director since 1963	Age 77

Mr. Wexner has been Chief Executive Officer of the Company since he founded the Company in 1963, and Chairman of the Board for 39 years. Mr. Wexner is the husband of Abigail S. Wexner. Mr. Wexner’s nomination was supported by his effective leadership of the Company since its inception.

Directors Whose Terms Continue until the 2017 Annual Meeting

Donna A. James	Director since 2003	Age 57

In April 2006, Ms. James established Lardon & Associates LLC, a business and executive advisory services firm, where she is Managing Director. Ms. James served as the President of Nationwide Strategic Investments, a division of Nationwide Mutual Insurance Company, from 2003 through March 2006. Ms. James served as Executive Vice President and Chief Administrative Officer of Nationwide Mutual Insurance Company and Nationwide Financial Services from 2000 until 2003. Ms. James is a director of Time Warner Cable Inc., a provider of video, data and voice services, and Marathon Petroleum Corp., a transportation fuels refiner. Ms. James also served as Chairman of Financial Settlement Services Agency, Inc. from 2005 through 2006, as director of CNO Financial Group, Inc., a holding company for a group of insurance companies, from 2007 to 2011, and as director of Coca-Cola Enterprises Inc., a nonalcoholic beverages company, from 2005 to 2012. She currently serves on the Audit Committee of Marathon Petroleum Corp. and as the Chairperson of the Audit Committee of Time Warner Cable Inc. Ms. James’s nomination is supported by her executive experience, financial expertise, service on several boards of directors and experience with respect to corporate diversity and related issues.

Jeffrey H. Miro	Director since 2006	Age 72

Mr. Miro has been a senior partner of the Honigman Miller Schwartz and Cohn LLP law firm since November 2004. He was a partner and Chairman of the law firm of Miro Weiner & Kramer from 1981 until November 2004. He is an Adjunct Professor of Law at The University of Michigan Law School, teaching courses in taxation and corporate governance. Mr. Miro was a director of M/I Homes, Inc., a national home building company, until December 2012, and was a director of Sotheby’s Holdings, Inc., an auctioneer of art, jewelry and collectibles, until May 2006. Mr. Miro’s nomination is supported by his legal expertise, particularly with respect to corporate governance and real estate matters.

Michael G. Morris	Director since 2012	Age 68

Mr. Morris served as the Chairman of the Board of American Electric Power Company, Inc., one of the largest electric utilities in the United States, from 2012 to April 2014. From January 2004 until November 2011, Mr. Morris served as the President, Chief Executive Officer and Chairman of American Electric Power Company, Inc. From 1997 until 2003, he served as the Chief Executive Officer of Northeast Utilities, the largest electric utility in New England. Mr. Morris currently serves as a director of Spectra Energy Corp., one of North America’s leading natural gas infrastructure companies, The Hartford Financial Services Group, Inc., an investment and insurance company, and Alcoa Inc., a leading producer of aluminum. Mr. Morris’s nomination is supported by his broad business experience and management expertise.

Raymond Zimmerman	Director since 1984	Age 82

Mr. Zimmerman is the Chief Executive Officer of Service Merchandise LLC, a retail company. Mr. Zimmerman was Chairman of the Board and Chief Executive Officer of 99¢ Stuff, LLC from 1999 to 2003 and the Chairman of the Board and Chief Executive Officer of 99¢ Stuff, Inc. from 2003 to 2008. In January 2007, 99¢ Stuff, Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, and in October 2007, 99¢ Stuff, Inc. emerged from bankruptcy. Mr. Zimmerman’s nomination is supported by his financial expertise and broad business experience, particularly in the retail sector.

Director Independence

The Board has determined that each of the individuals nominated to serve on the Board of Directors, together with each of the members of the Board who will continue to serve after the 2015 annual meeting of stockholders (except for E. Gordon Gee, Dennis S. Hersch, Abigail S. Wexner and Leslie H. Wexner), has no material relationship with the Company other than in his or her capacity as a director of the Company and that each is “independent” in accordance with applicable NYSE standards. The Board has determined that Mr. Gee will be “independent” in accordance with applicable NYSE standards beginning on June 7, 2015. If all director nominees are elected to serve as our directors, following June 7, 2015, independent directors will constitute three-quarters of our Board.

In making these determinations, the Board took into account all factors and circumstances that it considered relevant, including, where applicable, the existence of any employment relationship between the director (or nominee) or a member of the director’s (or nominee’s) immediate family and the Company; whether within the past three years the director (or nominee) has served as an executive officer of the Company; whether the director (or nominee) or a member of the director’s (or nominee’s) immediate family has received, during any twelve-month period within the last three years, direct compensation from the Company in excess of $120,000; whether the director (or nominee) or a member of the director’s (or nominee’s) immediate family has been, within the last three years, a partner or an employee of the Company’s internal or external auditors; and whether the director (or nominee) or a member of the director’s (or nominee’s) immediate family is employed by an entity that is engaged in business dealings with the Company. The Board has not adopted categorical standards with respect to director independence. The Board believes that it is more appropriate to make independence determinations on a case-by-case basis in light of all relevant factors.

Board Leadership Structure

Mr. Leslie H. Wexner serves as Chairman of the Board and Chief Executive Officer of the Company. Mr. Wexner is the founder of the Company and has served as its Chairman and/or Chief Executive Officer for over fifty years. Mr. Wexner (through his personal holdings and associated trusts) is also the Company’s largest stockholder. The Board believes that Mr. Wexner’s experience and expertise in the Company’s business and operations is unrivaled and that he is uniquely qualified to lead the Company. Accordingly, the Company believes that Mr. Wexner’s service as both Chairman of the Board and Chief Executive Officer is a significant benefit to the Company and provides more effective leadership than could be achieved in another leadership structure.

Allan R. Tessler currently serves as the lead independent director. In July 2012, the Board determined that the lead independent director should be appointed solely by the independent directors, as they deem appropriate, and Mr. Tessler was subsequently reappointed as the lead independent director by them. As lead independent director, Mr. Tessler has the authority to call meetings of the independent directors, at which he serves as the chairman. Mr. Tessler also approves information sent to the Board, including the agenda for Board meetings, and is responsible for approving meeting schedules in order to assure that there is sufficient time for discussion of all agenda items.

The Company believes that the lead independent director structure, including Mr. Tessler’s service as lead independent director, offers independent oversight of the Company’s management to complement the leadership that Mr. Wexner provides to the Board as its Chairman.

Risk Oversight; Certain Compensation Matters

The Company’s Board of Directors, directly and through the Audit Committee and other committees of the Board, takes an active role in the oversight of the Company’s policies with respect to the assessment and management of enterprise risk. Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full Board.

Among other things, the Company, including the Compensation Committee of the Board, has evaluated the Company’s compensation structure from the perspective of enterprise risk. The Company, including the Compensation Committee, believes that the Company’s compensation structures are appropriate and do not incentivize inappropriate taking of business risks.

Information Concerning the Board of Directors Meeting Attendance

Our Board of Directors held 7 meetings in fiscal year 2014. During fiscal year 2014, all of the directors attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which they served (which were held during the period in which they served).

Committees of the Board of Directors

Audit Committee

The Audit Committee of the Board is instrumental in the Board’s fulfillment of its oversight responsibilities relating to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Company’s independent auditors and (iv) the performance of the Company’s internal audit function. The current members of the Audit Committee are Ms. James (Chair), Dr. Kollat and Messrs. Tessler and Zimmerman. The Board has determined that each of the Audit Committee members meets the independence, expertise and experience standards established by the NYSE and the Securities and Exchange Commission (the “Commission”) for service on the Audit Committee of the Company’s Board of Directors and for designation as an “audit committee financial expert” within the meaning of the regulations promulgated by the Commission.

The Report of the Audit Committee can be found on page 64 of this proxy statement. The Audit Committee held 14 meetings in fiscal year 2014.

Compensation Committee

The Compensation Committee of the Board (i) oversees the Company’s compensation and benefits philosophy and policies generally, (ii) evaluates the Chief Executive Officer’s (the “CEO”) performance and oversees and sets compensation for the CEO, (iii) oversees the evaluation process and compensation structure for other members of the Company’s senior management and (iv) fulfills the other responsibilities set forth in its charter. The current members of the Compensation Committee are Dr. Kollat (Chair) and Messrs. Miro and Morris. The Board has determined that each of the current Compensation Committee members is “independent” in accordance with applicable NYSE standards.

The Report of the Compensation Committee can be found on page 59 of this proxy statement. The Compensation Committee held 9 meetings in fiscal year 2014.

Nominating & Governance Committee

The Nominating & Governance Committee of the Board identifies and recommends to the Board candidates who are qualified to serve on the Board and its committees. The Nominating & Governance Committee considers and reviews the qualifications of any individual nominated for election to the Board by stockholders. It also proposes a slate of candidates for election as directors at each annual meeting of stockholders. The Nominating & Governance Committee also develops and recommends to the Board, and reviews from time to time, a set of corporate governance principles for the Company and monitors compliance with those principles. The current members of the Nominating & Governance Committee are Mr. Tessler (Chair), Ms. James, Dr. Kollat and Mr. Miro. The Board has determined that each of the current Nominating & Governance Committee members is “independent” in accordance with applicable NYSE standards.

The Nominating & Governance Committee develops and recommends to the Board criteria and procedures for the selection and evaluation of new individuals to serve as directors and committee members. It also reviews and periodically makes recommendations to the Board regarding the composition, size, structure, practices, policies and activities of the Board and its committees. In making its assessment and in identifying and evaluating director nominees, the Nominating & Governance Committee takes into account the qualifications of existing directors for continuing service or re-nomination, which may be affected by, among other things, the quality of their contributions, their attendance records, changes in their primary employment or other business affiliations, the number of boards of publicly held companies on which they serve, or other competing demands on their time and attention. While the Board has not established any specific minimum qualifications for director nominees, as indicated in the Company’s corporate governance principles, the directors and any potential nominees should be individuals of diverse backgrounds who possess the integrity, judgment, skills, experience and other characteristics that are deemed necessary or desirable for the effective performance of the Board’s oversight function. Certain of the skills, qualifications and particular areas of expertise considered with respect to the members of the Board of Directors at the time each Director was nominated are summarized in the director biographies found on pages 5 through 8 of this proxy statement. Although the Nominating & Governance Committee considers diversity as a factor in the selection of Board nominees, the Committee does not use formal quantitative or similar criteria with regard to diversity in its selection process.

The Nominating & Governance Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The Board believes that it is more appropriate to provide the Nominating & Governance Committee flexibility in evaluating stockholder recommendations. In the event that a director nominee is recommended by a stockholder, the Nominating & Governance Committee will give due consideration to the director nominee and will use the same criteria used for evaluating Board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although the Company reserves the right in the future to retain a third-party search firm, if appropriate.

The Nominating & Governance Committee held 3 meetings in fiscal year 2014.

Executive Committee

The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. Among other things, the Executive Committee may declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. The current members of the Executive Committee are Messrs. Wexner (Chair) and Tessler.

Finance Committee

The Finance Committee of the Board periodically reviews the Company’s financial position and financial arrangements with banks and other financial institutions. The Finance Committee also makes recommendations on financial matters that it believes are necessary, advisable or appropriate. The current members of the Finance Committee are Mr. Tessler (Chair), Mr. Hersch, Dr. Kollat, Mr. Loomis, Mrs. Wexner and Mr. Zimmerman.

Inclusion Committee

The Inclusion Committee of the Board is instrumental in the Board’s fulfillment of its oversight responsibilities relating to, among other things, (i) the Company’s commitment to diversity and inclusion and (ii) the performance of the Company’s Office of Inclusion. The current members of the Inclusion Committee are Mrs. Wexner (Chair), Dr. Gee and Ms. James.

Meetings of the Company’s Non-Management Directors

The non-management directors of the Board meet in executive session in connection with each regularly scheduled Board meeting. Mr. Tessler serves as the chair of those meetings, which neither Mr. Wexner nor Mrs. Wexner attends.

Communications with Stockholders

We have a policy of robust engagement with stockholders, including continuing outreach to and dialogue with all of our major investors on a range of issues including corporate governance matters. Such engagements with investors have been highly constructive. For example, based on stockholder feedback, we made a number of changes to our compensation program in the past few years, as discussed in more detail under “Compensation-Related Matters—Compensation Discussion and Analysis.” The Board also provides a process for interested parties to send communications to the full Board, the non-management members of the Board, the lead independent director, and the members of the Audit Committee. Any director may be contacted by writing to him or her c/o L Brands, Inc., Three Limited Parkway, Columbus, Ohio 43230 or emailing at boardofdirectors@lb.com. Any stockholder wishing to contact Audit Committee members may send an email to auditcommittee@lb.com. Communications that are not related to a director’s duties and responsibilities as a Board member, a non-management director or an Audit Committee member may be excluded by the Office of the General Counsel, including, without limitation, solicitations and advertisements; junk mail; product-related communications; job referral materials such as resumes; surveys; and any other material that is determined to be illegal or otherwise inappropriate. The directors to whom such information is addressed are informed that the information has been removed and that it will be made available to such directors upon request.

Attendance at Annual Meetings

The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders. However, it encourages directors to attend and historically nearly all have done so. All of the Board members attended the 2014 annual meeting, except for Mr. Zimmerman. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the Board and the committees of which he or she is a member.

Code of Conduct, Related Person Transaction Policy and Associated Matters

The Company has a code of conduct that is applicable to all employees of the Company, including the Company’s CEO and Chief Financial Officer, and to members of the Board of Directors. Any amendments to the code or any waivers from any provisions of the code granted to executive officers or directors will be promptly disclosed to stockholders through posting on the Company’s website at www.lb.com.

Under the Company’s Related Person Transaction Policy (the “Related Person Transaction Policy”), subject to certain exceptions, directors and executive officers of the Company are required to notify the Company of the existence or potential existence of any financial or commercial transaction, agreement or relationship involving the Company in which a director or executive officer or his or her immediate family members has a direct or indirect material interest. Each such transaction must be approved by the Board or a committee consisting solely of independent directors after consideration of all material facts and circumstances.

The Company is engaged in several projects designed to increase our speed and agility in producing products that satisfy our customers. In the case of our beauty, personal care and home fragrance businesses, the development of supplier facilities in close proximity to our headquarters and distribution facilities in central Ohio has been an integral part of capturing the many business benefits of speed and agility. The New Albany Company (“NACO”), a business beneficially owned by Mr. and Mrs. Wexner, is in the business of developing real estate, including industrial parks, and has sold land (and may in the future sell land) to certain vendors or third party developers in connection with the continuing development of an industrial park focused on the foregoing business categories (the “Beauty Park”) in New Albany, Ohio. This matter was evaluated by the Audit Committee of the Board of Directors, which concluded that the underlying transactions were in the best interests of the Company and its stockholders generally. The Audit Committee continues to monitor such vendor and third party transactions on an ongoing basis.

In light of the Company’s highly favorable experience with vendors at the Beauty Park and our growth plans for the beauty, personal care and home fragrance businesses, it was determined that new Company facilities required to achieve such projected growth should also be located as close as possible to the Beauty Park. The Company identified certain land owned by NACO that, together with certain other adjacent parcels owned by a number of third parties, constituted sufficient acreage in immediate proximity to the Beauty Park that would be suitable for this purpose. After review in accordance with our Related Person Transaction Policy, with advice from independent counsel and real estate appraisers and advisors, the Audit Committee, as well as all of the members of the Board of Directors who are not affiliated with Mr. and Mrs. Wexner, determined that the purchase of the NACO land for approximately $21 million, and the assumption from NACO of contracts to purchase the adjacent parcels directly from third parties for approximately $7 million, were in the best interests of the Company and its stockholders generally. This determination was made in reliance on, among other things, an opinion received from an independent financial advisor with specialized expertise in commercial real estate that such transaction was fair to the Company from a financial point of view. These transactions, which were disclosed in last year’s proxy statement, were consummated during fiscal year 2014.

Copies of the Company’s Code of Conduct, Corporate Governance Principles, Related Person Transaction Policy and Committee Charters

The Company’s code of conduct, corporate governance principles, Related Person Transaction Policy, as well as the charters of the Audit Committee, Compensation Committee and Nominating & Governance Committee of the Board of Directors, are available on the Company’s website at www.lb.com. Stockholders may also request a copy of any such document from: L Brands, Inc., Attention: Investor Relations, Three Limited Parkway, Columbus, Ohio 43230.

PROPOSAL 2:    RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accountants for the fiscal year ending January 30, 2016. We are asking you to ratify this appointment, although your ratification is not required. A representative of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Additional information concerning the Company’s engagement of Ernst & Young LLP is included on page 65.

The Board of Directors Recommends a Vote FOR the Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accountants.

PROPOSAL 3:    2015 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

On May 26, 2011, our stockholders approved our 2011 Stock Option and Performance Incentive Plan (the “2011 Plan”). Subject to stockholder approval, the Board has adopted the 2015 Stock Option and Performance Incentive Plan (the “2015 Plan”), which amends and restates the 2011 Plan. The Board believes that an effective equity compensation program is a key component of our compensation philosophy and requests that the stockholders approve the 2015 Plan.

The Board believes that the 2015 Plan will be an important factor in attracting and retaining high caliber employees. The 2011 Plan, along with its predecessor plans, has served as an important part of the Company’s overall compensation program through its enabling of granting stock options and other equity-based awards to employees and advisors.

The 2015 Plan includes 6,600,000 shares for which stockholder approval is being requested (see “—Number of Authorized Shares” below). As of April 6, 2015, there were 10,191,420 shares of Common Stock available for future awards under the 2011 Plan, not including shares of our Common Stock that may be forfeited, terminated, surrendered or canceled without the delivery of shares of Common Stock under outstanding awards. There are no shares remaining available for grant under predecessor plans including the 1993 Stock Option and Performance Incentive Plan (the “1993 Plan”). As of April 6, 2015, there were 6,124,078 options to purchase the Common Stock outstanding and no stock appreciation rights outstanding. The options have a weighted average exercise price of $40.71 per share and a weighted average remaining term of 6.7 years. There were 6,473,842 shares of Common Stock outstanding in connection with unvested full value awards as of April 6, 2015. There were 292,429,793 shares of Common Stock outstanding on March 27, 2015, the record date for the 2015 annual meeting.

The following summary of the material terms of the 2015 Plan, a copy of which is attached hereto as Appendix A, does not purport to be complete and is qualified in its entirety by the terms of the 2015 Plan. In the event that the 2015 Plan is not approved by our stockholders, awards will continue to be made under the 2011 Plan.

The Board of Directors Recommends a Vote FOR Approval of the 2015 Stock Option and Performance Incentive Plan.

Purpose of the 2015 Plan

The purpose of the 2015 Plan is to attract and retain the best available executive and key management associates, consultants and other advisors for L Brands and its subsidiaries and affiliates and to encourage the highest level of performance by such associates, consultants and other advisors, thereby enhancing the value of L Brands for the benefit of its stockholders. The 2015 Plan is also intended to motivate executive and key management associates, consultants and other advisors to contribute to our future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of Common Stock and aligns their interest with the interests of our stockholders.

Administration of the 2015 Plan

The 2015 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will be composed of directors who qualify as “non-employee directors” within the meaning of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “independent” to the extent required by applicable law or rules of the NYSE. The Compensation Committee has the power in its discretion to grant awards under the 2015 Plan, to determine the terms thereof, to interpret the provisions of the 2015 Plan and to take action as it deems necessary or advisable for the administration of the 2015 Plan.

Number of Authorized Shares

The 2015 Plan provides for awards with respect to a maximum of 16,791,420 shares of Common Stock to associates of L Brands and its subsidiaries and affiliates (composed of 6,600,000 shares for which stockholder approval is being requested, which constitutes 2.3% of L Brands’ outstanding 292,429,793 shares of Common Stock as of March 27, 2015, plus 10,191,420 previously authorized and unissued shares under the 2011 Plan as of April 6, 2015), plus shares of Common Stock issuable upon the exercise of Substitute Awards. The number and class of shares available under the 2015 Plan and/or subject to outstanding awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of L Brands. “Substitute Awards” are awards granted in assumption of or in substitution for any outstanding awards granted by a company acquired by L Brands or with which L Brands combines. Shares of Common Stock granted under the 2015 Plan or its predecessors, other than under Substitute Awards, attributable to: (i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or cancelled (other than in connection with the exercise of stock appreciation rights (“SARs”)); (ii) shares of our Common Stock subject to certain restrictions (“Restricted Shares”) which are forfeited to the Company, including shares relating to Restricted Share Units (as hereinafter defined); (iii) units representing shares of Common Stock (“Performance Units”) which are not earned and paid; and (iv) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the 2015 Plan at the Compensation Committee’s discretion to the extent permissible under Rule 16b-3 of the Exchange Act. The following shares of Common Stock may not again be made available for issuance as awards under the 2015 Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding SAR or Option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Option or SAR, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the Option exercise price.

Eligibility and Participation

Eligibility to participate in the 2015 Plan is limited to associates, consultants, directors and other advisors or individuals who provide services to (i) the Company or any of its subsidiaries or affiliates, or (ii) any joint venture in which the Company or any of its subsidiaries or affiliates holds at least a 40% interest, and who, in each case, are selected to participate in the 2015 Plan by the Compensation Committee. Currently, approximately 6,200 individuals are within the classes eligible to participate in the 2015 Plan. The Company anticipates that approximately 32% of those eligible will participate in the 2015 Plan. Participation in the 2015 Plan is at the discretion of the Compensation Committee and shall be based upon the person’s present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee deems relevant. No participant may be granted in any calendar year awards under the 2015 Plan covering more than 2,500,000 shares of Common Stock; provided, further, that no non-employee director of the Company may be granted in any calendar year awards covering more than 50,000 shares of Common Stock.

Type of Awards Under the 2015 Plan

The 2015 Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options (“ISOs”), (ii) nonstatutory stock options (“NSOs”), (iii) SARs, (iv) Restricted Shares, (v) Restricted Share Units, (vi) Performance Units and (vii) shares of unrestricted Common Stock (“Unrestricted Shares”).

Grant of Options and SARs

The Compensation Committee may award ISOs and/or NSOs (collectively, “Options”) to eligible participants. ISOs may be awarded only to eligible associates. SARs may be awarded either in tandem with Options (“Tandem SARs”) or on a stand-alone basis (“Nontandem SARs”). Tandem SARs shall be awarded by the Compensation Committee at the time the related Option is granted.

Exercise Price

The exercise price with respect to an Option is determined by the Compensation Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Compensation Committee will specify the base price of the shares of Common Stock to be issued for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Except with respect to Substitute Awards, neither the per share Option exercise price of Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Common Stock underlying the award on the date of grant. Information as to awards granted under the 2011 Plan to named executive officers (“NEOs”) and other participants in respect of our 2014 fiscal year is set forth elsewhere in this proxy statement.

Vesting

The Compensation Committee may determine at the time of grant and at any time thereafter, the terms under which Options and SARs shall vest and become exercisable; provided, however, that each Option granted under the 2015 Plan shall have a minimum vesting period of one year.

Special Limitations on ISOs

No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of L Brands (a “10% Stockholder”), unless the exercise price per share of Common Stock for the shares subject to such ISO is at least 110% of the fair market value per share of Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs’ grant. ISOs may not be granted more than 10 years after the date of adoption of the 2015 Plan by the Board.

Exercise of Options and SARs

An Option may be exercised by giving notice in such manner as the Compensation Committee may permit stating the number of shares of Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Compensation Committee may, at its discretion, accept shares of Common Stock as payment (valued at their fair market value on the date of exercise).

Tandem SARs are exercisable only to the extent that the related Option is exercisable and shall be subject to the same exercise period as the related Option. Upon the exercise of all or a portion of Tandem SARs, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Compensation Committee.

Until the issuance of shares of Common Stock upon the exercise of an Option, surrender or exchange of Tandem SARs or exercise of Nontandem SARs, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares of Common Stock that are subject to the Option, Tandem SAR or Nontandem SAR.

Surrender or Exchange of SARs

Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the participant will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to

(A) the excess of (i) the fair market value of one share of Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Compensation Committee, in its discretion, may cause all or any portion of L Brands’ obligation to a participant in respect of the exercise of an SAR to be satisfied in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

Nontransferability of Options and SARs

Options and SARs may not be transferred, assigned, pledged or hypothecated except by will or applicable laws of descent and distribution, provided that the Committee may determine that NSOs may be transferred to or for the benefit of members of a participant’s immediate family.

Expiration of Options

Options will expire at such time as the Compensation Committee determines; provided, however, that no Option may be exercised more than 10 years from the date of grant, unless an ISO is held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

Expiration of SARs

SARs will expire at such time as the Compensation Committee determines; provided, however, that no SAR may be exercised more than 10 years from the date of grant.

Treatment of Options and SARs upon a Termination of Employment

Except as the Compensation Committee may at any time provide, Options and SARs may be exercised at any time within one year (30 days if termination of employment is for cause, as defined in the 2015 Plan) after the termination of a participant’s employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Compensation Committee may at any time provide, upon the death of a participant while employed by L Brands or its subsidiaries or affiliates, Options and SARs shall become fully exercisable and shall remain exercisable for one year following such participant’s death, but in no case later than the term specified in the grant.

Except as the Compensation Committee may at any time provide, in the event that a participant to whom an Option or SAR has been granted under the 2015 Plan shall become totally disabled, as defined in the 2015 Plan, any Options or SARs that are not vested shall continue to vest during the period of such participant’s total disability, and, upon becoming vested, shall be exercisable for one year after the applicable vesting date, but in no case later than the term specified in the grant. Any Options or SARs exercisable on the date of a participant’s termination due to total disability, which occurs after nine months of absence due to the total disability, shall be exercisable for one year following the date of the participant’s termination of employment but in no case later than the term specified in the grant. In the event of the participant’s death following the participant’s termination of employment due to total disability, any unvested Options or SARs shall become fully exercisable and shall remain exercisable for one year following such participant’s death, but in no case later than the term specified in the grant.

Restricted Shares

Restricted Shares granted to participants under the 2015 Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Compensation Committee. The Compensation Committee may also impose additional restrictions on a participant’s right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the 2015 Plan will be determined by the Compensation Committee and will be based on any one or more of the following: price of Common Stock or the common stock of any affiliate, stockholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating Company contribution or market share. These factors shall have a minimum performance standard below which no payments will be made, and a maximum performance standard at or above which no incremental payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Compensation Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

Except as the Compensation Committee may at any time provide or as required by applicable law, holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, prior to the vesting of the shares.

Upon the death of a participant, any performance conditions applicable to the Restricted Shares will be deemed to have been satisfied at target, and the restrictions applicable to Restricted Shares held by such participant will lapse. Except as the Compensation Committee may at any time provide, upon termination of the participant’s employment with the Company, Restricted Shares granted to such participant shall be forfeited.

Restricted Share Units

A “Restricted Share Unit” represents the right to receive a share of Common Stock (or cash equivalent, if applicable) in the future, provided that the restrictions and conditions designated by the Compensation Committee at the time of the grant are satisfied. Except as determined otherwise by the Compensation Committee, during the restricted period with respect to such Restricted Share Units, participants shall not have the right to vote or receive dividends with respect to such Restricted Share Units. After the end of the restricted period, and prior to the time that shares of Common Stock are transferred to the participant, the participant shall be credited with “dividend equivalents” with respect to each outstanding Restricted Share Unit in an amount equal to the amount the participant would have received as dividends if the Restricted Share Units were actual shares of Common Stock. Such dividend equivalents will be converted into additional Restricted Share Units based on the value of the Common Stock on the dividend payment date, in accordance with the procedures established by the Compensation Committee.

Upon the death of a participant, any performance conditions applicable to the Restricted Share Units will be deemed to have been satisfied at target, and the restrictions applicable to Restricted Share Units held by such participant will lapse. Except as the Compensation Committee may at any time provide, upon termination of the participant’s employment with the Company, Restricted Share Units granted to such participant shall be forfeited.

Performance Units

The Compensation Committee may award to participants Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Units so awarded will be credited to an account established and maintained for the participant. The Compensation Committee will determine performance periods and performance objectives in connection with each grant of Performance Units.

Vesting of awards of Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Compensation Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Units in the event performance objectives are surpassed. Payment of vested Performance Units may be made in cash, Common Stock or any combination thereof, as determined by the Compensation Committee.

No voting or dividend rights attach to the Performance Units; however, the Compensation Committee may credit a participant’s Performance Unit account with additional Performance Units equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock, payment of which shall be subject to prior satisfaction of the applicable performance objectives.

Upon the death of a participant, the Compensation Committee may determine, on or before the date of grant, that Performance Units will become partially or fully vested prior to the end of the performance period. However, such a determination will not change the date on which payment is made.

Unrestricted Shares

Unrestricted Shares may also be granted at the discretion of the Compensation Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

Tax Withholding

The Compensation Committee may require payment, or withhold payments made under the 2015 Plan, in order to satisfy applicable withholding tax requirements.

Effect of Change in Control

In the event a participant’s employment or service is terminated by L Brands other than for cause or without good reason during the 24-month period beginning on the date of a change in control, (i) Options and SARs granted to any participant which are not yet exercisable shall become fully exercisable, (ii) any restrictions applicable to any Restricted Shares and Restricted Share Units awarded to such participant shall be deemed to have been satisfied at target and the restricted period, if any, applicable to such Restricted Shares and Restricted Share Units held by such participant shall be deemed to have expired and (iii) any performance objectives applicable to any Performance Units awarded to such participant shall be deemed to have been satisfied at target and the performance period, if any, as applicable to such Performance Units held by such participant shall be deemed to have expired.

Term of the 2015 Plan

Unless earlier terminated by the Board, the 2015 Plan will terminate on May 20, 2025.

Clawback of Awards

The Compensation Committee may terminate without payment all outstanding awards under the 2015 Plan or clawback compensation paid out under the 2015 Plan if (1) required by applicable law or (2) (i) a participant engaged in fraudulent conduct or activities relating to the Company, (ii) a participant has knowledge of such conduct or activities, or (iii) a participant, based upon the participant’s position, duties or responsibilities, should have had knowledge of such conduct or activities.

Amendment and Termination

The Board may suspend, amend, modify or terminate the 2015 Plan; provided, however, that L Brands’ stockholders shall be required to approve any amendment that would constitute a “material revision” under applicable NYSE rules. Other than in connection with a corporate transaction involving the Company, the terms of outstanding awards may not be amended to reduce the exercise price of Options or SARs or cancel Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price less than the original Option or SAR without stockholder approval.

Awards granted prior to a termination of the 2015 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2015 Plan shall adversely affect the rights of a participant in awards previously granted without such participant’s consent, except to the extent any such action is required by applicable law or stock exchange rules.

New Plan Benefits

Any awards granted under the 2015 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the 2015 Plan or that would have been granted during the last fiscal year had the 2015 Plan been in effect.

As an example, set forth below is a summary of the awards that were made in respect of fiscal 2014 pursuant to the 2011 Plan.

2014 Awards under the 2011 Plan Table

Name and Position	Number of Units
Leslie H. Wexner Chairman of the Board, CEO	159,602 159,602	(1) (2)

Sharen J. Turney Executive Vice President, CEO/President, Victoria’s Secret	66,677 66,677	(1) (2)

Charles C. McGuigan Chief Operating Officer, CEO/President, Mast Global	25,854 43,090 1,120	(1) (2) (3)

Nicholas Coe CEO/President, Bath & Body Works	24,441 40,735	(1) (2)

Stuart B. Burgdoerfer Executive Vice President, Chief Financial Officer	21,772 36,287	(1) (2)

All Executive Officers as a Group	298,346 346,391 1,120	(1) (2) (3)

All Current Directors Who are Not Executive Officers as a Group	44,129	(4)

All Associates Other than Executive Officers as a Group	813,807 132,945 1,257,976	(1) (2) (3)

(1)	Consists of options granted to purchase shares of Common Stock. On April 1, 2015, the closing price per share of Common Stock was $93.17.

(2)

Consists of unearned performance-based restricted stock units relating to shares of Common Stock which will generally vest over a period of time subject to achievement of a pre-determined quantitative performance goal and the holder’s continued employment with the Company.

(3)	Consists of restricted stock units relating to shares of Common Stock which will generally vest, in each case, over a period of time subject to the holder’s continued employment with the Company.

(4)	Consists of shares of Common Stock and deferred stock units relating to shares of Common Stock.

Federal Income Tax Consequences

Stock Options

There will be no federal income tax consequences to the participant or the Company upon the grant of either an ISO or an NSO under the 2015 Plan. Upon exercise of an NSO, a participant generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the participant including such compensation in income or L Brands satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

Upon the exercise of an ISO, a participant recognizes no immediate taxable income. Income recognition is deferred until the participant sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of a participant’s employment, and the participant does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of a participant’s death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the Common Stock is not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the Common Stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the participant as ordinary income and, subject to Section 162(m) of the Code and the participant including such compensation in income and L Brands satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the “alternative minimum tax” under the Code.

Stock Appreciation Rights

There will be no federal income tax consequences to either the participant or the Company upon the grant of an SAR. However, the participant generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Restricted Shares

There will be no federal income tax consequences to either the participant or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the participant generally will recognize taxable income equal to the then fair market value for the Common Stock and, subject to Section 162(m) of the Code and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction.

Performance Units and Restricted Share Units

There will be no federal income tax consequences to the participant or the Company upon the grant of Performance Units or Restricted Share Units. Participants generally will recognize taxable income at the time when payment for the Performance Units or Restricted Share Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code and the participant including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Unrestricted Shares

Participants generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the participant including such compensation in income and L Brands satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the participant’s income.

Special rules may apply to participants who are subject to Section 16 of the Exchange Act.

Required Vote

See “Information About the Annual Meeting and Voting—Vote Necessary to Approve Proposals” for a discussion of the vote required to adopt the 2015 Plan.

The Board of Directors Recommends a Vote FOR Approval of the 2015 Plan.

PROPOSAL 4:    2015 CASH INCENTIVE COMPENSATION PERFORMANCE PLAN

Our Board has adopted and is presenting for stockholder approval the L Brands, Inc. 2015 Cash Incentive Compensation Performance Plan (the “2015 ICPP”). The 2015 ICPP is intended to replace our 2011 Cash Incentive Compensation Performance Plan (the “2011 ICPP”). The following summary of the material terms of the 2015 ICPP, a copy of which is attached hereto as Appendix B, does not purport to be complete and is qualified in its entirety by the terms of the 2015 ICPP.

The Board of Directors Recommends A Vote FOR Approval of the 2015 Cash Incentive Compensation Performance Plan.

Purpose

The 2015 ICPP is intended to enhance our ability to attract and retain highly qualified executive and managerial-level associates and to provide additional financial incentives to such associates to promote the success of the Company and its subsidiaries. Incentive compensation payable under the 2015 ICPP is intended to constitute qualified “performance-based compensation” for purposes of Code Section 162(m). In general, Code Section 162(m) disallows deductions for compensation in excess of $1 million paid to any of the five executives of a public corporation required to be named in its proxy statement (a “Section 162(m) Executive”) unless the compensation is based on attainment of objective performance criteria. However, the Company reserves the right to pay discretionary bonuses, or other types of compensation outside of the 2015 ICPP, including under the Company’s then effective Stock Option and Performance Incentive Plan.

Administration

The 2015 ICPP will be administered by our Compensation Committee, which will have the power and authority to construe, interpret and administer the 2015 ICPP and the exclusive right to establish, adjust, pay or decline to pay incentive compensation for each participant. The Compensation Committee may exercise its discretion to reduce by any amount the incentive compensation payable to any participant. In no event, however, will the exercise of discretion with respect to any Section 162(m) Executive increase incentive compensation payable to any other Section 162(m) Executive. Decisions of the Compensation Committee will be final.

Eligibility

All Section 162(m) Executives will be participants in the 2015 ICPP unless the Compensation Committee, for any fiscal year, determines otherwise. In addition, the Compensation Committee may designate other associates as eligible to participate in the 2015 ICPP.

Plan Awards

The Compensation Committee is authorized to establish performance goals with respect to each performance period. Performance goals for a performance period and amounts payable on the extent to which the goals are achieved or exceeded (and interpolation guidelines for calculating amounts payable, if any) will be established by the Compensation Committee in writing either prior to or within specified times following commencement of a performance period. A performance period will be each Spring and Fall selling season, the fiscal year of the Company, or any other period of time (not less than one calendar quarter or more than five years), as determined by the Compensation Committee.

Performance goals will be based on specified levels of or changes in any one or more of the following criteria, which may be expressed with respect to the Company or one or more of our operating units or groups: the price of our Common Stock or the common stock of any affiliate; stockholder return; return on equity; return on investment; return on capital; sales productivity; comparable store sales growth; economic profit; economic value added; net income; operating income; gross margin; sales; free cash flow; earnings per share; operating

Company contribution; or market share. Performance goals will include a minimum performance standard (performance below which will result in no payment of incentive compensation under the 2015 ICPP), and a maximum performance standard (performance in excess of which will not increase payable incentive compensation). Performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress toward achieving the strategic plan for the business. The Compensation Committee may adjust performance goals for items specified in the 2015 ICPP (see Appendix B), but only if such an adjustment would not cause a payment of incentive compensation to fail to qualify as performance-based compensation under Code Section 162(m).

Annual incentive compensation targets shall be established for participants ranging from 0% to 300% of each participant’s base salary. The terms of the objective formula or standard setting such targets must prevent any discretion from being exercised by the Compensation Committee to later increase the amount otherwise payable to any Section 162(m) Executive, but may allow discretion to decrease the amount payable. Participants may earn their target incentive compensation if the business achieves the pre-established performance goals. The target incentive compensation percentage for each participant will be based on the level and functional responsibility of the participant’s position, size of the business for which the participant is responsible and competitive practices. The amount of incentive compensation paid to participants may range from zero to triple their targets, based upon the extent to which performance goals are achieved or exceeded.

Payment of Incentive Compensation

The selection of participants to whom incentive compensation may be paid and the amount of the incentive compensation actually paid to a participant for a performance period will be determined by the Compensation Committee, in its sole discretion, including zero. The aggregate actual amount of all incentive compensation awards payable under the 2015 ICPP to any participant in any fiscal year of the Company may not exceed $20 million. Incentive compensation will be paid in cash at such times and on such terms as are determined by the Compensation Committee, but not later than sixty days following the end of the applicable performance period. To the extent determined by the Compensation Committee, annual incentive compensation may be paid in shares of our Common Stock under our then effective equity incentive plan, or may be deferred under our Supplemental Retirement Plan, subject to the terms and conditions of such plans.

Clawback of Incentive Compensation

The Compensation Committee may terminate without payment all outstanding awards under the 2015 ICPP or clawback compensation paid out under the 2015 ICPP if (1) required by applicable law or (2) (i) a participant engaged in fraudulent conduct or activities relating to the Company, (ii) a participant has knowledge of such conduct or activities, or (iii) a participant, based upon the participant’s position, duties or responsibilities, should have had knowledge of such conduct or activities.

Adoption, Amendment and Termination

Subject to the approval of the 2015 ICPP by our stockholders, the 2015 ICPP will be effective for payments made with respect to performance periods that commence during our 2015 fiscal year and thereafter, and will continue in effect until terminated as provided below.

Our Board may at any time suspend or terminate the 2015 ICPP and may amend it from time to time in such respects as the Board may deem advisable, subject to any requirement for stockholder approval imposed by applicable law with respect to any Section 162(m) Executive. No amendment, suspension or termination of the 2015 ICPP may, without the consent of the person affected thereby, materially adversely alter or impair any rights or obligations under any incentive compensation previously awarded under the 2015 ICPP, except to the extent required by applicable law or stock exchange rules.

If the 2015 ICPP is not approved, the Compensation Committee will consider other alternatives, including continuing to make awards under the 2011 ICPP.

It is not possible at present to determine the amounts of any awards that will be granted under the 2015 ICPP in the future. Set forth below is a summary of the awards that were made in respect of our 2014 fiscal year Fall selling season under the 2011 ICPP.

Name and Position	2014 Fall Selling Season Awards ($)(1)
Leslie H. Wexner Chairman of the Board, CEO	$4,370,558

Sharen J. Turney CEO/President, Victoria’s Secret	$3,287,760

Charles C. McGuigan CEO/President, Mast Global	$1,555,932

Nicholas Coe CEO/President, Bath & Body Works	$1,665,000

Stuart B. Burgdoerfer Executive Vice President, Chief Financial Officer	$1,263,464

All Executive Officers as a Group	$12,142,714

All Current Directors Who are Not Executive Officers as a Group	$0

Associates Other than Executive Officers as a Group	$84,561,056

(1)	These amounts are also included in the “2014 Summary Compensation Table” under the column entitled “Non-Equity Incentive Plan Compensation.”

Required Vote

See “Information About the Annual Meeting and Voting—Vote Necessary to Approve Proposals” for a discussion of the vote required to adopt the 2015 ICPP.

The Board of Directors Recommends a Vote FOR Approval of the 2015 ICPP.

PROPOSAL 5:    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to provide an advisory stockholder vote to approve the compensation of the Company’s NEOs, as such compensation is disclosed pursuant to the disclosure rules of the Commission. After the Company’s 2011 annual meeting, the Board determined to hold this advisory “say-on-pay” vote every year. Accordingly, the Company is providing its stockholders with the opportunity to cast an advisory vote on the fiscal 2014 compensation of our NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis (the “CD&A”), the compensation tables and other narrative executive compensation disclosures.

Stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Company’s executive officers named in the 2014 Summary Compensation Table, as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures).”

In fiscal 2014, the Company delivered its fourth straight year of record-setting adjusted sales and earnings, resulting in a total shareholder return of 69% and an increase in our stock price of 62%. We believe in paying for performance, and our compensation program requires superior performance for our NEOs to earn performance-based incentives at target. NEO pay generally increased from fiscal 2013 to 2014, attributable to performance that surpassed our stretch targets in 2014.

NEO base salaries and short term performance-based incentive compensation targets for fiscal 2014 were set in March 2014 based on fiscal 2013 performance. With the goal of providing incentives for continued superior performance, the Compensation Committee took the following actions:

•	Provided for no increase in base salary for all NEOs, including Mr. Wexner, who has not received an increase since 2008.

•	Set short term incentive compensation goals at targets that require substantial growth in operating income over record fiscal 2013 results.

•	Continued the cumulative, long-term, relative performance measure required for NEOs to earn restricted stock units (“RSUs”).

•	Increased short term performance-based incentive compensation targets for each of the NEOs to incent future performance.

•

Awarded Mr. Wexner performance-based stock awards in January 2015 with a value of approximately $11.9 million based on the achievement of financial and strategic goals during fiscal 2014 and stock performance that significantly exceeds our competitive peer group and the general market.

While both total shareholder return and total CEO compensation have increased over the last three years as a result of the Company’s outstanding performance, the Company’s increase in stockholder return, including reinvested dividends, exceeds the rate of increase in total CEO compensation (as disclosed in further detail in the CD&A).

Although the advisory stockholder vote on executive compensation is non-binding, the Compensation Committee has considered and will continue to consider the outcome of the vote and feedback received from stockholders when making compensation decisions for NEOs. We have a policy of robust engagement with stockholders, including continuing outreach to and dialogue with all of our major institutional stockholders. For example, in 2014, we eliminated tax equalization payments on taxable contributions to our non-qualified retirement plan in response to stockholder/advisory group feedback received in 2013. We have also made a number of changes to our compensation program in previous years based on stockholder and advisory group feedback, including:

•	Eliminating tax gross-ups for NEOs upon a change in control.

•	Instituting a “no hedging” policy governing stock trading.

•	Establishing a policy that discourages pledging of Company stock and requires advance approval of our General Counsel.

•	Establishing a policy prohibiting the future issuance of “single trigger” equity awards.

•	Establishing a clawback policy.

•	Establishing stock ownership guidelines set at five times base salary for our CEO and three times base salary for other NEOs.

These changes, along with our continued strong performance, were important factors in achieving 92% stockholder support for our 2014 advisory vote on executive compensation. Given this strong level of support, the Compensation Committee has concluded that a large majority of our stockholders support our existing compensation program.

We continue to deliver extraordinary returns and are committed to creating long term value for our stockholders. The Company’s continued excellent performance in fiscal 2014—including a fourth straight record-setting year—was led by our NEOs who are incented to perform by our compensation program and its connection to results. In summary, we see alignment between our performance, our stockholders’ interests and our pay.

Please refer to the CD&A for a detailed discussion of the Company’s executive compensation principles and practices and the fiscal 2014 compensation of our NEOs.

The Board Recommends a Vote FOR this Proposal.

PROPOSAL 6:    STOCKHOLDER PROPOSAL TO CHANGE CERTAIN VOTING REQUIREMENTS

John Chevedden (the “Proponent”), 2215 Nelson Ave., No. 205 Redondo Beach, CA 90278, owner of 90 shares of Common Stock, has notified the Company that he intends to submit the following proposal at this year’s meeting:

Proposal 6—Simple Majority Vote

RESOLVED, Shareholders request that our board take the steps necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic also won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included Ray T. Chevedden and William Steiner. Currently a 1%-minority can frustrate the will of our 74%-shareholder majority.

We gave 66% support to this topic in 2011 and we also gave 59% support to a 2012 proposal by the Illinois State Board of Investment proposal to convert our lax 3-year terms for directors into one-year terms. Our management then put forth its own proposals on these topics that were incongruously doomed to fail because management simply did not fully support its own proposals.

Additional issues (as reported in 2014) are an added incentive to vote for this proposal:

Allan Tessler must have one of the worst combinations of age and long-tenure for a Lead Director of a company with over $10 billion in market capitalization: Age 77 and 27-years long-tenure. Directors with 27 to 38-years long-tenure controlled 75% of the votes on our audit committee. Directors with 27 to 38-years long-tenure controlled 50% of the votes on our nomination committee. Michael Morris and Stephen Steinour were potentially overextended—each with director responsibilities at 4 public companies.

Leslie Wexner had 2013 Total Realized Pay of $33 million according to GMI Ratings, an independent investment research firm. GMI said L Brands had not disclosed specific, quantifiable performance objectives for our CEO. Unvested equity pay would partially or fully accelerate upon CEO termination. Multiple related party transactions and other potential conflicts of interest involving our company’s board or senior managers should be reviewed in greater depth. Our board had not established a formal clawback policy. GMI gave L Brands a D in its Governance, Environmental and Social ratings.

Returning to the core topic of this proposal, please vote to protect shareholder value:

Simple Majority Vote—Proposal 6

Our Response—Statement in Opposition to Stockholder Proposal to Change Certain Voting Requirements

The Board has carefully considered the above proposal and believes that it is not in the best interests of our stockholders. Consequently, the Board recommends a vote AGAINST the proposal.

Our Supermajority Vote Requirements Apply Only to a Small Number of Fundamental Matters. Under the Company’s existing governance documents, a simple majority vote requirement already applies to most matters submitted for stockholder approval. Our certificate of incorporation only requires the affirmative vote of not less than 75% of the outstanding shares entitled to vote for a small number of fundamental matters of corporate structure and governance, which are as follows: (i) approval of certain business combinations with an individual, entity or group that collectively owns 20% or more of the Company’s voting securities; (ii) approval of certain fundamental transactions, including mergers and stock issuances, with any corporation that, together with its affiliates, owns five percent or more of the Company’s voting securities; (iii) dissolution of the Company; (iv) removal of a director for cause; (v) an alteration, amendment or repeal of the bylaws or any amendment to the certificate of incorporation that contravenes any existing bylaw; and (vi) an amendment to certain provisions in the Company’s certificate of incorporation.

Our Supermajority Vote Requirements Serve Important Corporate Governance Objectives. Contrary to the Proponent’s assertions, our Board believes that the requirement of a supermajority vote for a limited number of fundamental matters serves important corporate governance objectives. These include:

Ensuring Broad Stockholder Consensus for Key Actions. Delaware law permits supermajority voting requirements, and our Board believes that targeted requirements along these lines preserve and maximize long-term value for all stockholders. The Board strongly believes that extraordinary transactions and fundamental changes to corporate governance should have the support of a broad consensus of the Company’s stockholders. By providing that approval of a small number of key matters requires supermajority shareholder approval, this aspect of our governance structure ensures that fundamental changes may be made only with broad-based support. The Board also believes that the supermajority vote requirements protect stockholders, particularly minority stockholders, from the potentially self-interested actions of short-term investors. Without these provisions, it would be possible for a group of short-term stockholders to approve an extraordinary transaction that is not in the best interests of the Company and opposed by nearly half of the Company’s stockholders.

Ensuring that Key Actions Reflect Stockholder Interests. Our Board is subject to fiduciary duties under the law to act in a manner that it believes to be in the best interests of the Company and its stockholders. Stockholders, on the other hand, do not have the same fiduciary duties. As a result, a group of stockholders—who may be acting in their own short-term or other interests not shared by stockholders generally—may vote in a manner that is detrimental to large numbers of stockholders. Accordingly, our supermajority voting standards are necessary to safeguard the long-term interests of the Company and its stockholders.

Providing Protection Against Certain Takeovers. Our supermajority voting provisions further protect the Company’s stockholders by encouraging persons or firms making unsolicited takeover proposals to negotiate directly with the Board. The Company believes that its independent Board is in the best position to evaluate proposed offers, to consider alternatives and to protect stockholders against abusive tactics during a takeover process, and as appropriate, to negotiate the best possible return for all stockholders. Elimination of these supermajority provisions would make it more difficult for the Company’s independent, stockholder-elected Board to preserve and maximize value for all stockholders in the event of an unsolicited takeover bid.

Corporate Governance Practices. The Board, through its Nominating & Governance Committee and as a whole, regularly evaluates the Company’s corporate governance practices and processes with a view toward ensuring that they serve the best interests of the Company and its stockholders. In that regard, and contrary to a number of the Proponent’s misleading, unsubstantiated and, in certain cases, false assertions, the Board and the Nominating & Governance Committee believe that the Company’s current corporate governance principles and practices—of which the supermajority vote requirements are one part—are optimal for the Company and its stockholders and serve, among other things, to maximize long-term stockholder value, align the interests of the Board and management with those of our stockholders and promote high ethical conduct among our Directors and employees. The Board is also intensely focused on the relationship between governance and performance and on creating the proper governance structure in light of the particular circumstances of the Company. The Board believes that the Company’s long track record of success and generation of very considerable stockholder value demonstrates the merit of this thoughtful, focused approach.

Board Recommendation. After careful consideration of this proposal, the Board has determined that retention of the supermajority voting requirements remains in the best interests of the Company and its stockholders. The Board believes that the substantial benefits of the Company’s supermajority voting requirements do not come at the expense of prudent corporate governance. To the contrary, the voting requirements serve to protect the interests of all stockholders.

The Board Recommends a Vote AGAINST the Stockholder Proposal to Change Certain Voting Requirements.

COMPENSATION-RELATED MATTERS

Compensation Discussion and Analysis

Executive Summary

Performance Overview

Fiscal 2014 was a record-setting year. We delivered our fourth straight year of record-setting adjusted sales and earnings under the leadership of our NEOs, including our CEO:

•	Operating income increased $210 million or 12%

•	Net sales increased $681 million or 6%

•	Comparable store sales increased 4%

•	Earnings per share increased 15%

•	Total shareholder return was 69% and our stock price increased 62%

We are committed to returning value to our stockholders through a combination of dividends and share repurchase programs. In fiscal 2014, we increased our regular annual dividend 13% from $1.20 to $1.36 per share, paid a $1.00 per share special dividend and repurchased $84 million in stock. This commitment as well as our confidence in our growth opportunities is further demonstrated by increasing the dividend for 2015 47% from $1.36 to $2.00 per share, paying an additional $2.00 per share special dividend and authorizing a new $250 million share repurchase program.

Our ability to deliver strong financial performance and provide extraordinary returns to stockholders is a direct result of focus and disciplined execution in our business by our NEOs and their success is reflected in their compensation for fiscal 2014.

2014 Compensation Decisions Overview

NEO base salaries and short term performance-based incentive compensation targets for fiscal 2014 were set in March 2014 based on fiscal 2013 performance. Fiscal 2014 compensation decision highlights include:

•	Provided for no increase in base salary for all NEOs, including Mr. Wexner, who has not received an increase since 2008;

•	Set short term incentive compensation goals at targets that require substantial growth in operating income over record fiscal 2013 results;

•	Continued the cumulative, long-term, relative performance measure required for NEOs to earn RSUs;

•	Increased short term performance-based incentive compensation targets for each of the NEOs to incent future performance; and

•

Awarded Mr. Wexner performance-based stock awards in January 2015 with a value of approximately $11.9 million based on the achievement of financial and strategic goals during fiscal 2014 and stock performance that significantly exceeds our competitive peer group and the general market.

Pay for Performance

Our compensation program requires superior performance for our NEOs to earn performance-based incentives at target. While both total shareholder return and total CEO compensation have increased over the last three years as a result of the Company’s outstanding performance, the Company’s increase in stockholder return, including reinvested dividends, exceeds the rate of increase in total CEO compensation (as disclosed in the 2014 Summary Compensation Table):

•	Over the last five years (since the beginning of fiscal 2010) total shareholder return was 574% (46% annualized) while total CEO compensation increased 17% (3% annualized); and

•	Over the last year, the total shareholder return was 69% while total CEO compensation increased 52%.

The following chart illustrates how the increase in stockholder returns exceeds the rate of increase in total CEO compensation:

Our total shareholder return for fiscal 2014 and over the last five years is the best among companies in our peer group and significantly outperformed the general market.

The effectiveness of our compensation programs at delivering pay for performance is further validated by an analysis conducted by the Compensation Committee’s independent compensation consultant to determine the alignment of pay and performance. The consultant reported to the Committee that our NEO compensation is aligned with performance and appropriate based on the competitive market, achievement of performance goals and total returns delivered to our stockholders.

Stockholder Advisory Vote

In 2014, 92% of stockholders voted in favor of our executive compensation program. The Compensation Committee considers this vote and other stockholder/advisory group feedback when making compensation decisions for NEOs. In 2014, we eliminated tax equalization payments on taxable contributions to our non-qualified retirement plan in response to stockholder/advisory group feedback received in 2013.

The following compensation practices have been implemented in response to stockholder and advisory group feedback:

✓	No tax gross-ups for NEOs upon a change in control.

✓	“No hedging” policy governing stock trading.

✓	Policy that discourages pledging of Company stock and requires advance approval by our General Counsel. None of our NEOs or Board members have pledged Company stock.

✓	Stock plan that prohibits the re-pricing of stock options without stockholder approval.

✓

Double trigger vesting of equity awards upon a change in control for all equity awards since 2011 (a significant majority of unvested awards) plus a policy that prohibits the future issuance of single trigger awards.

✓	Clawback policy as described under “—Compensation Governance—Recovery of Compensation.”

✓	Stock ownership guidelines set at five times base salary for our CEO and three times base salary for other NEOs.

✓	Stock plan that requires a vesting period of at least one year:

✓	Three year minimum vesting period for RSUs that are based on the passage of time; and

✓	One year minimum vesting period for stock options and for RSUs that are earned based on performance.

✓	While these are the minimum requirements under the plan, stock options and performance-based RSUs awarded to our NEOs generally vest over five years.

Conclusion

We continue to deliver extraordinary returns and are committed to creating long term value for our stockholders. The Company’s continued excellent performance in fiscal 2014—including a fourth straight record-setting year—was led by our NEOs who are incented to perform by our compensation program and its connection to results. While NEO pay generally increased from fiscal 2013 to 2014, the increase is attributable to performance that surpassed our stretch targets in 2014. Furthermore, our performance in 2014 was at the top of our peer group and is accordingly reflected in the pay for our NEOs. In summary, we see alignment between our performance, our stockholders’ interests and our pay. Accordingly, we recommend stockholders vote “FOR” the executive compensation program as outlined in Proposal 5.

Executive Compensation Philosophy

Guiding Principles

The Compensation Committee has built an executive compensation program on clear, purposeful guiding principles:

Compensation Component	Our Principles
Pay Level	•	Attract and retain superior leaders.

	•	Pay competitively and equitably.

	•	Recognize depth and scope of accountability and complexity of responsibility.

Pay Mix	•	Emphasize performance-contingent, long term and equity-based compensation over fixed compensation.

Pay for Performance	•	Recognize and reward enterprise, brand and individual performance.

	•	Align executives’ interests with stockholders’ interests.

	•	Require executives to own a significant amount of Common Stock.

	•	Set Spring and Fall goals to reflect the short-cycle nature of our business and incent goal achievement.

	•	Create long-term stockholder value through regular achievement of short-term goals.

	•	Retain and incent high-performers through long-term equity incentive awards.

Connecting Performance and Pay

Our challenging incentive goals require superior performance, including substantial growth in operating income year over year to achieve target pay. When our NEOs hit and exceed these goals, we compensate them accordingly.

To achieve pay for performance, we employ a pay mix philosophy that places greater emphasis on performance-based and equity compensation over base salary. In fact our CEO has not received an increase in base salary since 2008. The following charts illustrate our pay mix philosophy which consists of a lower percentage of base salary compared to performance-based pay at target for 2014:

To assess whether the Company’s compensation program delivers pay for performance as designed, the Committee’s independent compensation consultant, Towers Watson, analyzed our performance-based long term equity and short term cash compensation for our NEOs across four key measures (operating income, earnings per share, total stockholder return and return on invested capital) relative to our peer group.

The analysis found that our NEO compensation is aligned with performance and appropriate based on the competitive market, achievement of performance goals and total returns delivered to our stockholders.

Benchmarking Compensation

We compare our NEO compensation with publicly available data on executive compensation.

We define our peer group, with the help of Towers Watson, to generally include:

•	Specialty and department store retailers;

•	Companies with brands that have emotional content;

•	Businesses that are generally similar to the Company in total revenue, market capitalization, geographic location, business and/or merchandise focus; and

•	Retailers that compete with the Company for executive talent.

We review our peer group annually and based on the criteria noted above removed Aeropostale in 2014. Following our review, our peer group consists of the following companies:

Abercrombie & Fitch Co.	The Estee Lauder Companies Inc.	Nordstrom, Inc.
American Eagle Outfitters, Inc.	The Gap, Inc.	Ralph Lauren Corporation
ANN INC.	J. C. Penney Company, Inc.	Starbucks Corporation
Avon Products, Inc.	Kohl’s Corporation	Target Corporation
Coach, Inc.	Macy’s, Inc.	The TJX Companies, Inc.
DSW, Inc.	NIKE, Inc.	Williams-Sonoma, Inc.

Stock Ownership Guidelines

The Compensation Committee encourages NEO Common Stock ownership through stock ownership guidelines which promote a long term focus, discourage inappropriate risk-taking and align the interests of our NEOs with those of our stockholders. Stock ownership guidelines can be met through direct or beneficial ownership of Common Stock, including Common Stock held under our stock and retirement plans.

Our CEO is required to maintain ownership of Common Stock with a value of five times his base salary. As the beneficial owner of 15.64% of Common Stock, Mr. Wexner’s ownership far exceeds this minimum requirement.

Other NEOs are required to maintain beneficial ownership of Common Stock with a value of three times his or her base salary. All of these NEOs have beneficial ownership in excess of this guideline as of the end of fiscal 2014.

Members of our Board of Directors must maintain ownership of at least the number of shares of Common Stock received as Board compensation over the previous four years. All members of our Board are in compliance with this policy or are on track to meet this requirement within four years of membership on the Board.

Compensation Governance

Compensation Committee

Our executive compensation program is overseen by the Compensation Committee. Compensation Committee members are appointed by our Board and meet independence and other NYSE requirements. Compensation Committee members are selected based on their knowledge and experience in compensation matters from both their professional experience and their roles on other boards.

As part of its self-evaluation process, the Compensation Committee considers prevailing best practices and compliance with the highest governance standards. During fiscal 2014, the Compensation Committee also continued to engage with the full Board of Directors to maximize its effectiveness. The role of the Compensation Committee and information about its meetings are set forth in this proxy statement.

The Compensation Committee participated in the preparation of this CD&A and recommended to the Board that it be included in this proxy statement.

The Compensation Committee, together with the Company, also evaluates the Company’s compensation structure from the perspective of enterprise risk. The Compensation Committee believes that the Company’s compensation structures are appropriate and do not incentivize inappropriate taking of business risks.

The Compensation Committee’s charter is available on our website at www.lb.com.

Committee Meetings and Delegation

Company management, including the Senior Vice President of Total Rewards, generally prepares materials for and attends Compensation Committee meetings, along with the Corporate Secretary who records the minutes of the meeting, the Chief Operating Officer, General Counsel and the Chief Financial Officer. Management, including the CEO, does not play a role in recommending CEO compensation. The Compensation Committee regularly meets in executive session without management present.

The Compensation Committee may delegate its authority to subcommittees or the Chair of the Compensation Committee. In accordance with its charter, the Compensation Committee has delegated to our Chief Operating Officer, or his designee, the authority to make stock awards in accordance with the Company’s stock incentive plan with a value up to $400,000 in any year to any associate who is not a Section 16 officer of the Company or a senior leadership team member.

Independent Compensation Consultant

As permitted by its charter, the Compensation Committee retained Towers Watson as its independent executive compensation consultant and has the sole authority to retain and terminate any independent executive compensation consultant.

The Compensation Committee, considering recommendations from our management team, determines the work to be performed by the consultant. The consultant works with management to gather data required in preparing analyses for Compensation Committee review. Specifically, the services the consultant provides include:

•	Assisting in evaluation of CEO and other NEO compensation;

•	Informing the Compensation Committee of changing market practices;

•	Consulting on our executive compensation strategy and program design;

•	Analyzing alignment of pay and performance;

•	Assisting in the selection of our peer group; and,

•	Assisting preparation and review of this disclosure.

Towers Watson did not provide additional services to the Company exceeding $120,000 during the fiscal year.

The Compensation Committee evaluates the performance and independence of Towers Watson, specifically considering independence factors identified by the Commission. This evaluation includes a review of written representations from Towers Watson confirming their independence. Based on its evaluation, the Compensation Committee believes that there are no conflicts of interest that could impair Towers Watson’s ability to provide independent, objective advice to the Compensation Committee regarding executive compensation matters.

Tax Deductibility

The Compensation Committee seeks to structure tax-efficient executive compensation. The 2011 ICPP and the 2011 Plan as well as the proposed 2015 ICPP and 2015 Plan are intended to qualify short term cash incentive payments and long term equity incentive compensation for tax deductibility under Section 162(m) of the Code. To maintain flexibility in structuring executive compensation, the Compensation Committee has not adopted a policy requiring all compensation to be tax deductible.

Recovery of Compensation

Under the 2011 ICPP and the 2011 Plan, the Compensation Committee has the power and authority to recover previously awarded bonuses or equity-based compensation or profits if (i) required by applicable law with respect to a participant, (ii) a participant engaged in fraudulent conduct or activities (or had knowledge of such conduct or activities) relating to the Company or (iii) a participant should have had knowledge of such conduct or activities based on his or her position, duties or responsibilities. The Compensation Committee will also have the same power and authority under the 2015 ICPP and the 2015 Plan for which stockholder approval is being sought at the 2015 annual meeting.

Tally Sheets

To assess the reasonableness of the compensation of our NEOs, the Compensation Committee annually reviews a three-year history of all of the components of the NEOs’ compensation, including salary, short term incentive compensation, realized and unrealized gains on stock options and RSUs, the cost to the Company of all perquisites, benefits earned and accrued under the Company’s non-qualified deferred compensation plan and supplemental executive retirement plan, and potential payouts under several potential severance and change-in-control scenarios. Based on this review, the Compensation Committee concluded that compensation components individually and in aggregate are reasonable and in the best interests of the Company and its stockholders.

Compensation for NEOs

The Compensation Committee makes all decisions regarding compensation for Mr. Wexner. The Compensation Committee oversees the evaluation process and compensation structure for the other NEOs and approves all NEO stock awards.

Accomplishments Considered

2014 NEO compensation was determined considering the following fiscal 2013 accomplishments:

•	Improved operating income and operating income rate.

•	Increased sales for our major brands:

•	At Victoria’s Secret, sales increased by 2%; and

•	At Bath & Body Works, sales increased by 1%.

•	Generated cash flow from operations of $1.248 billion.

•	Continued international expansion of our brands.

Compensation Components

The three principal elements of our executive compensation programs are base salary, short term performance-based cash incentive compensation and long term performance-based equity incentive compensation. Other elements of compensation that may be paid to NEOs include retirement and other post-employment benefits and perquisites.

Base Salary

The following factors are considered in determining base salary adjustments:

•	Scope and responsibility of the NEO’s position;

•	Achievement of seasonal and annual business goals;

•	Level of overall compensation paid by competitors for comparable positions; and

•	Recruitment and development of leadership talent.

For the sixth straight year no change was made to the base salary for Mr. Wexner. In addition, none of the other NEOs received base salary increases:

	2014 Base Salary ($)	2013 Base Salary ($)	% Increase
Mr. Wexner	1,924,000	1,924,000	0.0%
Ms. Turney	1,442,000	1,442,000	0.0%
Mr. McGuigan	978,500	978,500	0.0%
Mr. Coe	925,000	925,000	0.0%
Mr. Burgdoerfer	824,000	824,000	0.0%

Short Term Performance-Based Cash Incentive Compensation

This program focuses on achievement of six-month goals, reflecting the seasonal nature of our business and the fact that achievement of our short term goals season after season creates long term value for our stockholders. Our operations consist of two principal selling seasons: Spring (the first and second quarters) and Fall (the third and fourth quarters). Fall, including the holiday season, is weighted more heavily because of its importance to our profitability.

Short term performance-based cash incentive compensation targets are set at a percentage of base salary with the amount earned ranging from zero to double the target incentive, based on the extent to which financial goals are achieved or exceeded.

In 2014, target percentages for each of the NEOs were increased to incent future performance and place further emphasis on the performance-based component of their compensation package:

	Fiscal 2014 Target	Fiscal 2013 Target
Mr. Wexner	200%	190%
Ms. Turney	190%	180%
Mr. McGuigan	140%	130%
Mr. Coe	150%	130%
Mr. Burgdoerfer	135%	125%

The pre-established objective fiscal 2014 financial goals were based solely on operating income, subject to adjustment for extraordinary items pursuant to the 2011 ICPP and approved by the Compensation Committee. Operating income is used because it is a performance measure over which executives can have significant impact and is also directly linked to the Company’s long-range growth plan and to performance that drives stockholder value.

The Compensation Committee sets operating income goals at the beginning of each six-month season based on:

•	An analysis of historical performance;

•	Income goals for that brand;

•	Financial results of other comparable businesses; and

•	Progress toward achieving our strategic plan.

NEO	Short Term Performance Incentive Goal Weighting and Metric
Mr. Wexner }	80% weighted average of major brand performance: 59% Victoria’s Secret operating income
Mr. Burgdoerfer	28% Bath & Body Works operating income 13% Other operating income
Mr. McGuigan	20% total L Brands operating income
Ms. Turney	100% Victoria’s Secret operating income
Mr. Coe	100% Bath & Body Works operating income

In fiscal 2014, the Compensation Committee set goals that challenged our NEOs to achieve outstanding performance in an uncertain economic environment and provided incentive to grow sales while maximizing margins and managing expenses. The goals generally require significant growth in operating income over the record-setting results we achieved in fiscal 2013. The decrease in operating income goals for Victoria’s Secret and Total L Brands when compared to goals for fiscal 2013 is primarily due to the projected decrease in operating income at Victoria’s Secret Direct resulting from the reduction in focus on the apparel merchandise category. The table below shows the operating income goals required to earn short term performance-based incentive compensation at target and actual performance by season:

	Fiscal 2014 Spring Season		Fiscal 2014 Fall Season
	Operating Income Goal	Actual Performance[1]	Operating Income Goal	Actual Performance[1]
Total L Brands	$673 million	$712 million	$1,115 million	$1,251 million
Victoria’s Secret	568 million	581 million	619 million	701 million
Bath & Body Works	189 million	193 million	477 million	525 million
Other[2]	77 million	96 million	171 million	193 million

[1]

Actual performance presents operating income on an adjusted basis which removes certain special items (subject to approval by the Compensation Committee) which are not indicative of Company ongoing operations due to their non-recurring and extraordinary nature. The Company uses adjusted financial information as key performance measures of results for purposes of evaluating performance internally, which may not correspond to amounts reported externally.

[2]	Other includes business unit operating income that is an internal performance measure and does not correspond to amounts reported externally.

Performance goals required to earn threshold payout range from approximately 85% to 90% of target and performance goals required to earn maximum payout range from approximately 110% to 120% of target. Performance below threshold results in no payout and performance between threshold and target and target and maximum is interpolated to determine payout percentage beginning at 20% at threshold up to 200% at maximum.

Payouts for fiscal 2014 performance are set forth below and in the “Non-Equity Incentive Plan Compensation” column of the 2014 Summary Compensation Table.

Total Fiscal 2014 Incentive Payout

	Fiscal 2014 Target Incentive	Fiscal 2014 Spring Incentive Payout	Fiscal 2014 Fall Incentive Payout	Total Fiscal 2014 Payout	% of Fiscal 2014 Target
Mr. Wexner	$3,848,000	$1,971,715	$4,370,558	$6,342,273	165%
Ms. Turney	2,739,800	1,349,078	3,287,760	4,636,838	169%
Mr. McGuigan	1,369,900	701,937	1,555,932	2,257,869	165%
Mr. Coe	1,387,500	708,735	1,665,000	2,373,735	171%
Mr. Burgdoerfer	1,112,400	569,994	1,263,464	1,833,458	165%

Payments are made in cash, unless the executive elected to defer or receive a portion in the form of Common Stock. Those who chose to receive up to 25% of this compensation as stock received a matching RSU grant of 25% of the amount the executive elected to receive in Common Stock (i.e., a match of up to 6.25%). These RSUs vest in full at the end of three years, subject to continued employment. This program was eliminated starting in 2015.

Long Term Performance-Based Equity Incentive Compensation

Stock awards are made to our NEOs under our 2011 Plan. Our equity-based long term performance-based incentive program rewards past performance and encourages future performance with a challenging performance requirement for our NEOs. In addition, the vesting requirements increase the likelihood that we will be able to retain top performers.

Individual performance (including contribution to the achievement of business goals, execution of retail fundamentals and accomplishment of talent and cultural objectives), competitive practice, the Company’s overall budget for equity compensation expense and stockholder dilution, internal equity and retention risk are all considered in determining the size of each NEO’s fiscal 2014 equity award.

Stock Options

Stock options are intended to align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, and to foster retention. Stock options granted to each NEO vest over five years, subject to continued employment. The exercise price is equal to the grant date closing price of Common Stock.

Performance-Based RSUs

Performance-based RSUs are intended to:

•	Incent achievement of key performance metrics (through the performance requirement);

•	Align executive rewards with those realized by stockholders (through the market value of our stock);

•	Retain superior executive talent (through the time vesting requirements); and

•	Reward exceptional individual performance (through annual determination of the size of the award).

Below is a summary of the performance-based RSU awards and stock options awarded in fiscal 2014:

	Value of Performance- Based RSU Award	Value of Stock Option Award	Total Fiscal 2014 Equity Award Value
Mr. Wexner	$11,174,435	$3,410,577	$14,585,012
Ms. Turney	3,397,860	675,438	4,073,298
Mr. McGuigan	2,195,866	261,901	2,521,383
Mr. Coe	2,075,856	247,587	2,323,443
Mr. Burgdoerfer	1,849,186	220,550	2,069,736

Note: While the performance requirement is the same, the amount and timing of Mr. Wexner’s equity award is determined on a different basis than that of our other NEOs and is described in detail below.

In order for performance-based RSUs to be earned, the Company’s cumulative adjusted operating income, as a percentage of cumulative sales, must be in the top one-third of the S&P Retailing Index (also determined on a cumulative and adjusted basis) beginning with the fiscal year of the award through the fiscal year immediately preceding each vest date. To the extent any tranche of the award that is eligible for performance-based vesting does not vest in any fiscal year, such tranche may vest in future years, subject to satisfaction of the cumulative performance measure. A cumulative performance metric was selected because it requires sustained performance over the five-year vesting period reflecting long term performance of the Company. In addition, the cumulative performance metric requires any performance shortfall in any period to be made up on a cumulative basis in any subsequent periods for any vesting tranche to be earned.

Performance-based RSUs vest over five years, with 20% vesting on each of the second and third anniversaries of the grant date, and 30% on each of the fourth and fifth anniversaries, in each case subject to the performance measures being satisfied and continued employment. If cumulative performance is not met at the end of the five-year performance period, all unvested performance-based RSUs will be forfeited.

Time-vested RSUs typically vest after three years. Time-vested RSUs are generally only awarded to an NEO as a match on his or her election to receive a portion of his or her short term performance-based incentive compensation in Common Stock, rather than cash. In fiscal 2014, Mr. McGuigan received matching RSUs valued at $63,616. This program was eliminated starting in 2015.

Equity awards are effective the date the grant is approved unless approval occurs before the hire or other relevant effective date, in which case, the later date applies.

Retirement and Other Post-Employment Benefits

Retirement and other post-employment benefits consist of qualified and non-qualified defined contribution retirement plan benefits and termination benefits.

Qualified Defined Contribution Retirement Plan

The qualified plan is available to all associates who meet certain age and service requirements. Associates can contribute up to the amounts allowable under the Code. The Company matches associates’ contributions according to a predetermined formula and contributes additional amounts based on a percentage of the associates’ eligible annual compensation and years of service. Associates’ contributions and Company matching contributions to the qualified plan vest immediately. Additional Company contributions and the related investment earnings are subject to vesting based on years of service.

Non-Qualified Defined Contribution Supplemental Retirement Plan

The non-qualified plan is available to all associates who meet certain age, service, job level and compensation requirements. The non-qualified plan is an unfunded plan which provides benefits beyond the Code limits for qualified defined contribution plans. The Company does not set aside assets to fund liabilities of the non-qualified plan. Assets that may be used to satisfy such liabilities are general assets of the Company, subject to the claims of the Company’s creditors.

Associates can contribute to the non-qualified plan up to a maximum percentage of eligible compensation. The Company matches associates’ contributions and contributes additional amounts based on a percentage of the associates’ eligible compensation and years of service.

The plan also permits participating associates to defer additional compensation up to a maximum amount which the Company does not match.

Associates’ contributions to the non-qualified plan and the related interest accruals vest immediately. Company contributions and credits to the non-qualified plan and the related interest are subject to vesting based on years of service.

Termination Benefits: Severance and Change in Control Agreements

We have entered into severance and change in control agreements with our NEOs other than Mr. Wexner. See “Retirement and Other Post-Employment Benefits—Estimated Post-Employment Payments and Benefits” for a description of estimated benefits in certain termination situations, including a change in control.

Upon a change in control, awards granted prior to May 2011 will become vested. Awards granted after May 2011 will only vest if the executive’s employment is terminated by the executive for good reason or by the Company other than for cause within 24 months of the change in control. This “double trigger” vesting provision applies to a significant majority of unvested stock awards.

None of our NEOs is entitled to a tax gross-up upon a change in control. It is the Company’s policy not to enter into any new arrangements providing for change in control excise tax gross-up payments.

Perquisites

We provide our NEOs with minimal perquisites that the Compensation Committee has determined are reasonable and in the best interests of the Company and its stockholders. These perquisites include the reimbursement of financial planning costs of up to $15,000 and for Ms. Turney, payment of life insurance policy premiums.

CEO Compensation

Overview of CEO Pay

Mr. Wexner is a recognized unique talent: an innovator and leader in the retail industry. His long record of success in leading the Company is unmatched in scope and duration by any other retailer. The Compensation Committee has determined that his significant contributions as the Company’s CEO deserve to be fully reflected in his compensation.

The Company’s extraordinary performance including significant increases in sales, operating income and adjusted earnings per share in fiscal 2014 over fiscal 2013, is reflected in Mr. Wexner’s short-term and long-term performance-based incentive compensation for fiscal 2014. The increase year over year from fiscal 2013 to 2014 is due to performance that exceeded our stretch targets.

CEO Stock Award Determination Overview

Beginning with fiscal 2010, the Compensation Committee implemented an annual process in which Mr. Wexner’s stock grant would be a “split grant” delivered in two parts—one in the Spring at the same time other senior executives receive stock grants, and one in the following January when Mr. Wexner’s and Company performance can be substantially determined for the fiscal year.

Spring 2014 Award

The value of the Spring stock award is set below the competitive market to provide a baseline award while imposing a performance requirement for the award to be earned. The Compensation Committee granted Mr. Wexner a stock award in Spring 2014 with a reported value of $2.7 million.

January 2015 Award

As the fiscal year draws to a close, the Compensation Committee assesses both Mr. Wexner’s and the Company’s performance, and if deemed appropriate, grants Mr. Wexner a performance-based stock award in January. The January stock award is intended to recognize financial, strategic and operational performance for the fiscal year.

For fiscal 2014, the Compensation Committee set the January stock award value range from zero at minimum, to $7.0 million at target and $17.1 million at maximum. The range was set in recognition of the Company’s performance, Mr. Wexner’s leadership and his role in the delivery of high total shareholder return, which has increased at a much more rapid rate than his compensation.

The range in values for the January award is determined based on a benchmark of stock award values of CEOs in our peer group:

•

The top of the range has been strategically positioned so that if all qualitative, objective and financial performance targets for the year are exceeded, and if the Company is among the highest performing of our peer companies, Mr. Wexner’s stock award value would be among the top of our peer group.

•	Conversely, if performance is below targeted levels, Mr. Wexner’s stock award value would be correspondingly lower or there would be no January stock award.

In addition to performance against pre-established financial targets, the Compensation Committee considers factors such as leadership talent development, the identification and development of new business opportunities, and success in fostering a high performance culture, in determining the size of Mr. Wexner’s January stock award. Once the size of the grant is determined, the Compensation Committee imposes a performance metric that the Company must achieve over the vesting period in order for Mr. Wexner to vest in the award.

In January 2015, the Compensation Committee granted Mr. Wexner a fiscal 2014 stock award with a reported value of $11.9 million based on the performance of the Company and his role and leadership in its accomplishments for the current fiscal year, including:

•	Increasing sales 6%, operating income 12%, net income 15% and earnings per share 15%;

•	Growth of the business in North America through compelling merchandise assortments, marketing and store and online experiences for our customers;

•	Focus on fundamentals including managing inventory, expenses and capital with discipline, faster execution and expense leverage;

•	Expansion of operations outside the United States and Canada including 146 new company-owned and franchised stores;

•	Accomplishment of talent and cultural objectives;

•	Optimized the capital structure, allowing the Company to pay cash out to shareholders, while maintaining a strong credit profile among lenders, landlords and suppliers; and

•	Return of value to stockholders that is the best among our peer companies, including annualized total shareholder returns of 69%, 34% and 46% over one, three and five years, respectively.

Both the Spring and January awards are delivered 75% in the form of performance-based RSUs and 25% in the form of stock options. Mr. Wexner’s RSU awards are subject to the same rigorous performance and vesting requirement as those of our other NEOs. The performance-based RSUs and stock options vest over five years, with 20% vesting on each of the second and third anniversaries of the grant date, and 30% on each of the fourth and fifth anniversaries. Performance-based RSUs must be earned based on achievement of adjusted operating income, as a percentage of cumulative sales, in the top one-third of the S&P Retailing Index (also determined on a cumulative and adjusted basis).

CEO Termination Benefits

Due to his unique role as the founder of the Company, Mr. Wexner is not covered by a severance or change in control agreement. However, consistent with the treatment for all stock plan participants under the terms of our 2011 Plan, all of Mr. Wexner’s unvested stock options and RSUs will vest upon death. Subject to the achievement of pre-established performance conditions, RSUs will continue to vest upon Mr. Wexner’s total disability. Upon retirement, RSUs will vest pro-rata based on the fraction of whole months worked from the grant date over the full vesting period (i.e., one-fifth will vest if twelve full months are completed from the grant date for a grant that would otherwise vest over five years), subject to achievement of pre-established performance conditions. In the event of a change in control, awards granted before May 2011 will vest and awards granted under the 2011 Plan will vest if Mr. Wexner’s employment is terminated other than for cause within 24 months of the change in control. As of April 1, 2015, 88% of Mr. Wexner’s unvested stock awards are subject to double trigger vesting upon a change in control. All of Mr. Wexner’s unvested stock awards will be subject to double trigger vesting as of April 1, 2016.

CEO Perquisites

The Board of Directors has approved a security program (the “Security Program”) that provides security services to Mr. Wexner and his family. The Security Program is required for the benefit of the Company and is appropriate given the risks associated with Mr. Wexner’s position. We periodically hire a third party to review our Security Program to verify that a bona fide business oriented security concern exists and that the Security Program costs are reasonable and consistent with these concerns. The Security Program requires Mr. Wexner to use corporate provided aircraft, or private aircraft that is in compliance with the Security Program, whether the purpose of the travel is business or personal.

The cost of security services which are not business related have been reimbursed to the Company by Mr. Wexner. In addition, to the extent that corporate provided aircraft is used by Mr. Wexner or any NEO for personal purposes, he or she has reimbursed the Company based on the greater of the amount established by the Internal Revenue Service (“IRS”) as reasonable for personal use or the aggregate incremental cost associated with the personal use of the corporate owned aircraft as determined by an independent, third party aircraft costing service.

Conclusion

In summary, fiscal 2014 was a year of record-setting financial and operational performance and returns to stockholders that far outpaced our peers and the general market. Our ability to deliver strong financial performance and provide extraordinary returns to stockholders is a direct result of focus and disciplined execution in our business by our NEOs and their success is reflected in their compensation for fiscal 2014 demonstrating our commitment to delivering pay for performance.

Based on the above, we recommend stockholders vote “FOR” the executive compensation program.

2014 Summary Compensation Table

The following table sets forth information concerning total compensation earned by or paid to our CEO, Chief Financial Officer and our three other most highly compensated NEOs during the fiscal year ended January 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compen- sation ($)(4)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)(5)	All Other Compen- sation ($)(6)	Total ($) (1)(2)(3) (4)(5)(6)
Leslie H. Wexner	2014	$1,924,000	$0	$11,174,435	$3,410,577	$6,342,273	$448,922	$793,829	$24,094,036
Chairman of the Board, CEO	2013	1,924,000	0	7,509,032	2,256,513	2,839,670	410,405	936,302	15,875,922
	2012	1,924,000	0	8,605,824	2,681,763	4,970,885	372,927	677,571	19,232,970

Sharen J. Turney	2014	1,442,000	0	3,397,860	675,438	4,636,838	267,668	493,062	10,912,866
CEO/President, Victoria’s Secret	2013	1,433,923	0	3,342,816	775,527	1,427,580	235,835	578,653	7,794,334
	2012	1,380,769	0	19,721,938	1,161,964	2,428,272	207,645	717,109	25,617,697

Charles C. McGuigan	2014	978,500	0	2,259,482	261,901	2,257,869	66,695	315,018	6,139,465
Chief Operating Officer, CEO/President, Mast Global	2013	973,019	0	3,055,714	300,715	988,128	57,036	385,589	5,760,201
	2012	940,385	0	4,375,812	450,553	1,752,988	45,755	387,911	7,953,404

Nicholas Coe	2014	925,000	0	2,075,856	247,587	2,373,735	10,815	274,511	5,907,504
CEO/President, Bath & Body Works	2013	905,769	0	5,309,728	284,272	1,230,639	4,111	227,160	7,961,679
	2012	820,192	0	2,064,235	195,622	1,679,420	748	54,516	4,814,733

Stuart B. Burgdoerfer	2014	824,000	0	1,849,186	220,550	1,833,458	40,300	262,535	5,030,029
Executive Vice President, Chief Financial Officer	2013	819,385	0	1,091,541	253,235	800,104	33,226	295,408	3,292,899
	2012	790,385	0	3,093,531	379,407	1,359,800	25,621	312,913	5,961,657

(1)

Performance-based incentive compensation bonuses are disclosed in this table under the Non-Equity Incentive Plan Compensation column. None of our NEOs received a nonperformance-based award in fiscal 2014.

(2)

The value of stock and option awards reflects the aggregate grant date fair value, excluding estimated forfeitures, computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation, for each award. Stock options are valued using the Black-Scholes option pricing model. See Note 19 to the Company’s financial statements filed in the Company’s 2014 Annual Report on Form 10-K for the related assumptions for stock options granted during fiscal 2014, 2013 and 2012 and for a discussion of our assumptions in determining the aggregate grant date fair value of these awards. Awards vest over time and, therefore, are not realizable on an annual basis, nor is the ultimate value determinable without reference to future performance.

(3)	Stock and option awards were granted to each NEO under the Company’s 2011 Plan. Awards are long term compensation and generally vest over five years and are not realizable on an annual basis.

(4)

Represents the aggregate of the non-equity performance-based incentive compensation for the applicable fiscal Spring and Fall selling seasons. Incentive compensation targets are set based on a percentage of base salary and are paid seasonally based on the achievement of operating income results. The following table illustrates the amount of the compensation which is paid in cash, stock and voluntarily deferred:

	Paid in Cash ($)	Paid in Stock ($)	Deferred Cash ($)	Deferred Stock ($)	Total ($)
Mr. Wexner	$6,152,005	$0	$190,268	$0	$6,342,273
Ms. Turney	4,225,446	0	411,392	0	4,636,838
Mr. McGuigan	1,879,238	310,254	68,377	0	2,257,869
Mr. Coe	2,298,925	0	74,810	0	2,373,735
Mr. Burgdoerfer	1,773,496	0	59,962	0	1,833,458

(5)

The Company does not sponsor a defined benefit retirement plan (tax-qualified or non-qualified). For fiscal 2014, the amounts shown represent the amount by which earnings on each NEO’s non-qualified plan balance exceed 120% of the applicable federal long term rate.

(6)	The following table details all other compensation paid to each NEO during our last fiscal year:

	Financial planning services provided to executive ($)	Life insurance premiums and related tax paid on executive’s behalf ($)	Cash payout of fractional shares due to special dividend stock award adjustment ($)	Company contributions to the executive’s qualified and non-qualified retirement plan account ($)	Total ($)
Mr. Wexner	$0	$0	$405	$793,424	$793,829
Ms. Turney	9,500	14,939	288	468,335	493,062
Mr. McGuigan	5,341	0	386	309,291	315,018
Mr. Coe	0	0	170	274,341	274,511
Mr. Burgdoerfer	7,000	0	164	255,371	262,535

Grants of Plan-Based Awards for Fiscal 2014

The following table provides information relating to plan-based awards and opportunities granted to the NEOs during the fiscal year ended January 31, 2015.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Leslie H. Wexner	3/31/2014								40,669	$56.77	$656,398
	3/31/2014					40,669					2,072,492
	1/28/2015								118,933	84.93	2,754,179
	1/28/2015					118,933					9,101,943
		$769,600	$3,848,000	$7,696,000
Sharen J. Turney	3/31/2014								66,677	56.77	675,438
	3/31/2014					66,677					3,397,860
		547,960	2,739,800	5,479,600
Charles C. McGuigan	3/31/2014								25,854	56.77	261,901
	3/10/2014							454			24,262
	3/31/2014					25,854					1,317,520
	3/31/2014					17,236					878,346
	8/29/2014							666			39,354
		273,980	1,369,900	2.739,800
Nicholas Coe	3/31/2014								24,441	56.77	247,587
	3/31/2014					24,441					1,245,514
	3/31/2014					16,294					830,342
		277,500	1,387,500	2,775,000
Stuart B. Burgdoerfer	3/31/2014								21,772	56.77	220,550
	3/31/2014					21,772					1,109,501
	3/31/2014					14,515					739,685
		222,480	1,112,400	2,224,800

(1)

Non-Equity Incentive Plan Awards represent the Threshold, Target and Maximum opportunities under the 2011 ICPP for the 2014 Spring and Fall seasons. The actual amount earned under this plan is disclosed in the 2014 Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

(2)

Equity Incentive Plan Awards represent the Target payment of performance-based RSUs for fiscal 2014. No amount is disclosed for Threshold and Maximum since the number of performance-based RSUs earned does not fluctuate based on performance. Units are earned at target, or not at all.

Stock Awards granted on March 31, 2014 are subject to the Company’s achievement of operating income as a percentage of sales ranking in the top one third of the S&P Retailing Index in each of fiscal 2014, 2015, 2016, 2017 and 2018, determined on a cumulative basis. Stock Awards granted to Mr. Wexner on January 30, 2015 are subject to the Company’s achievement of operating income as a percentage of sales ranking in the top one third of the S&P Retailing Index in each of fiscal 2015, 2016, 2017, 2018 and 2019, determined on a cumulative basis. If the performance condition is met, the RSUs will vest 20% on the second and third anniversaries of the grant date and 30% on the fourth and fifth anniversaries of the grant date, subject to continued employment.

(3)	Stock Awards were granted pursuant to the Company’s amended and restated 2011 Plan.

The Stock Awards granted on March 10, 2014 and August 29, 2014 to Mr. McGuigan represents awards made in connection with his election to receive a portion of his cash-based incentive compensation bonus in shares of Common Stock. These awards were made based on the Fall 2013 bonus paid on March 10, 2014 and the Spring 2014 bonus paid on August 29, 2014. These awards vest 100% three years from the grant date, dependent on Mr. McGuigan retaining the stock paid in lieu of cash. This program was eliminated starting in 2015.

In each case, the vesting of these awards is subject to continued employment.

Dividends are not paid or accrued on stock awards or stock units until such shares vest.

(4)

Option Awards were granted pursuant to the Company’s amended and restated 2011 Plan. Option grant dates were established on the date the grants were approved by the Compensation Committee and the exercise price is the closing price of Common Stock on the grant date.

Option Awards vest 20% on the second and third anniversaries of the grant date and 30% on the fourth and fifth anniversaries of the grant date.

In each case, the vesting of these awards is subject to continued employment.

(5)

The value of stock and option awards reflects the grant date fair value under ASC Topic 718 Compensation—Stock Compensation for each award. Options are valued using the Black-Scholes option pricing model with the following weighted average assumptions as set forth in the Company’s financial statements filed in the Company’s 2014 Annual Report on Form 10-K: dividend yield of 3.0%, volatility of 30%, risk free interest rate of 1.4% and expected life of 4.6 years. RSUs are valued based on the fair market value of a share of Common Stock on the date of grant, adjusted for anticipated dividend yields.

Outstanding Equity Awards at Fiscal Year-End for Fiscal 2014

The following table provides information relating to outstanding equity awards granted to the NEOs as of fiscal year end, January 31, 2015.

	Option Awards							Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(25)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(25)
Leslie H. Wexner	3/31/2006	111,545	0		0	18.09	3/31/2016
	3/30/2007	143,996	0		0	19.27	3/30/2017
	3/31/2008	228,194	0		0	12.65	3/31/2018
	3/31/2009	367,255	0		0	6.43	3/31/2019
	3/31/2010	121,894	0		0	18.94	3/31/2020
	1/27/2011	204,037	87,447	(1)	0	24.75	1/27/2021
	3/31/2011	83,429	0		0	27.67	3/31/2021
	1/26/2012	77,176	115,769	(2)	0	37.39	1/26/2022
	3/30/2012	10,612	42,459	(3)	0	43.50	3/30/2022
	1/31/2013	30,857	123,430	(4)	0	47.15	1/31/2023
	3/29/2013	0	52,648	(5)	0	43.85	3/29/2023
	1/30/2014	0	118,601	(6)	0	51.71	1/30/2024
	3/31/2014	0	40,669	(7)	0	56.77	3/31/2024
	1/28/2015	0	118,933	(8)	0	84.93	1/28/2025
								1/27/2011	87,442	(10)	7,400,216	0		0
								1/26/2012	0		0	154,358	(11)	13,063,318
								3/30/2012	0		0	42,459	(12)	3,593,305
								1/31/2013	0		0	154,287	(13)	13,057,309
								3/29/2013	0		0	52,648	(14)	4,455,600
								1/30/2014	0		0	118,601	(15)	10,037,203
								3/31/2014	0		0	40,669	(16)	3,441,817
								1/28/2015	0		0	118,933	(17)	10,065,300
Sharen J. Turney	3/31/2009	3	0		0	6.43	3/31/2019
	3/31/2010	5,276	0		0	18.94	3/31/2020
	3/31/2011	24,657	73,993	(9)	0	27.67	3/31/2021
	3/30/2012	16,892	67,583	(3)	0	43.50	3/30/2022
	3/29/2013	0	86,316	(5)	0	43.85	3/29/2023
	3/31/2014	0	66,677	(7)	0	56.77	3/31/2024
								3/31/2008	270,417	(18)	22,885,391	0		0
								3/31/2011	73,989	(19)	6,261,689	0		0
								3/30/2012	0		0	67,584	(12)	5,719,634
								3/30/2012	0		0	331,018	(12)	28,014,053
								3/29/2013	0		0	86,316	(14)	7,304,923
								3/31/2014	0		0	66,677	(16)	5,642,875
Charles C. McGuigan	3/31/2011	0	43,907	(9)	0	27.67	3/31/2021
	3/30/2012	0	26,207	(3)	0	43.50	3/30/2022
	3/29/2013	0	33,469	(5)	0	43.85	3/29/2023
	3/31/2014	0	25,854	(7)	0	56.77	3/31/2024
								3/31/2011	43,907	(19)	3,715,849	0		0
								3/2/2012	1,374	(20)	116,282	0		0
								3/30/2012	0		0	26,206	(12)	2,217,814
								3/30/2012	0		0	61,146	(12)	5,174,786

	Option Awards							Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(25)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(25)
								3/29/2013	0		0	33,469	(14)	2,832,481
								3/29/2013	0		0	44,626	(14)	3,776,698
								8/30/2013	596	(21)	50,439	0		0
								3/10/2014	454	(22)	38,422	0		0
								3/31/2014	0		0	25,854	(16)	2,188,024
								3/31/2014	0		0	17,236	(16)	1,458,683
								8/29/2014	666	(23)	56,364	0		0
Nicholas Coe	3/30/2012	2,840	11,381	(3)	0	43.50	3/30/2022
	3/29/2013	0	31,639	(5)	0	43.85	3/29/2023
	3/31/2014	0	24,441	(7)	0	56.77	3/31/2024
								7/4/2011	17,825	(24)	1,508,530	0		0
								3/30/2012	0		0	11,379	(12)	963,005
								3/30/2012	0		0	30,343	(12)	2,567,928
								3/29/2013	0		0	31,639	(14)	2,677,609
								3/29/2013	0		0	105,465	(14)	8,925,503
								3/31/2014	0		0	24,441	(16)	2,068,442
								3/31/2014	0		0	16,294	(16)	1,378,961
Stuart B. Burgdoerfer	3/31/2011	8,125	24,396	(9)	0	27.67	3/31/2021
	3/30/2012	5,514	22,068	(3)	0	43.50	3/30/2022
	3/29/2013	0	28,185	(5)	0	43.85	3/29/2023
	3/31/2014		21,772	(7)	0	56.77	3/31/2024
								3/31/2011	24,392	(19)	2,064,295	0		0
								3/30/2012	0		0	22,069	(12)	1,867,699
								3/30/2012	0		0	40,458	(12)	3,423,961
								3/29/2013	0		0	28,185	(14)	2,385,297
								3/31/2014	0		0	21,772	(16)	1,842,564
								3/31/2014	0		0	14,515	(16)	1,228,404

(1)	Options vest 100% on January 27, 2016.

(2)	Options vest 50% on January 26, 2016 and 50% on January 26, 2017.

(3)	Options vest 25% on March 30, 2015, 37.5% on March 30, 2016 and 37.5% on March 30, 2017.

(4)	Options vest 25% on January 31, 2016, 37.5% on January 31, 2017 and 37.5% on January 31, 2018.

(5)	Options vest 20% on March 29, 2015, 20% on March 29, 2016, 30% on March 29, 2017 and 30% on March 29, 2018.

(6)	Options vest 20% on January 30, 2016, 20% on January 30, 2017, 30% on January 30, 2018 and 30% on January 30, 2019.

(7)	Options vest 20% on March 31, 2016, 20% on March 31, 2017, 30% on March 31, 2018 and 30% on March 31, 2019.

(8)	Options vest 20% on January 28, 2017, 20% on January 28, 2018, 30% on January 28, 2019, and 30% on January 28, 2020.

(9)	Options vest 50% on March 31, 2015 and 50% on March 31, 2016.

(10)	Shares vest 100% on January 27, 2016.

(11)

25% of shares vested on January 26, 2015, subject to achievement of a performance condition. Remaining shares vest 37.5% on January 26, 2016 and 37.5% on January 26, 2017, also subject to achievement of a performance condition.

(12)	Subject to achievement of a performance condition, shares vest 25% on March 30, 2015, 37.5% on March 30, 2016 and 37.5% on March 30, 2017.

(13)

20% of shares vested on January 31, 2015, subject to achievement of a performance condition. Remaining shares vest 20% on January 31, 2016, 30% on January 31, 2017 and 30% on January 31, 2018, also subject to achievement of a performance condition.

(14)	Subject to achievement of a performance condition, shares vest 20% on March 29, 2015, 20% on March 29, 2016, 30% on March 29, 2017 and 30% on March 29, 2018.

(15)	Subject to achievement of a performance condition, shares vest 20% on January 30, 2016, 20% on January 30, 2017, 30% on January 30, 2018 and 30% on January 30, 2019.

(16)	Subject to achievement of a performance condition, shares vest 20% on March 31, 2016, 20% on March 31, 2017, 30% on March 31, 2018 and 30% on March 31, 2019.

(17)	Subject to achievement of a performance condition, shares vest 20% on January 28, 2017, 20% on January 28, 2018, 30% on January 28, 2019 and 30% on January 28, 2020.

(18)	Shares vest 100% on March 31, 2015.

(19)	Shares vest 50% on March 31, 2015 and 50% on March 31, 2016.

(20)	Shares vest 100% on March 2, 2015.

(21)	Shares vest 100% on August 30, 2016.

(22)	Shares vest 100% on March 10, 2017.

(23)	Shares vest 100% on August 29, 2017.

(24)	Shares vest 50% on July 4, 2015 and 50% on July 4, 2016.

(25)	Market value based on the $84.63 fair market value of a share of Common Stock on the last trading day of the fiscal year (January 31, 2015).

Option Exercises and Stock Vested Information for Fiscal 2014

The following table provides information relating to Option Awards exercised and RSU Awards vested during the fiscal year ended January 31, 2015.

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Leslie H. Wexner	438,131	$14,268,700	220,071	$14,963,520
Sharen J. Turney	16,460	857,782	394,727	22,317,974
Charles McGuigan	21,182	507,119	39,670	2,240,791
Nicholas Coe	0	0	16,369	946,994
Stuart B. Burgdoerfer	0	0	23,757	1,334,465

(1)

Option Award Value Realized is calculated based on the difference between (a) the sale price and the option exercise price for shares that were sold upon exercise and (b) the closing price on the day prior to the date of exercise and the option exercise price for shares that were held upon exercise.

(2)	Restricted Stock Award Value Realized is calculated based on the closing stock price on the date the RSUs vested.

Retirement and Other Post-Employment Benefits

Non-qualified Deferred Compensation for Fiscal 2014(1)

Name	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)(4)	Aggregate Withdrawals/ Distributions ($)(5)	Aggregate Balance at Last Fiscal Year End ($)(6)
Leslie H. Wexner	$146,446	$777,572	$1,391,660	$0	$24,171,046
Sharen J. Turney	516,923	442,083	1,015,171	0	21,425,932
Charles C. McGuigan	55,619	283,039	206,754	0	3,671,095
Nicholas Coe	52,013	252,052	33,526	0	695,412
Stuart B. Burgdoerfer	44,551	229,119	124,929	0	2,245,785

(1)

Amounts disclosed include non-qualified cash deferrals, Company matching contributions, retirement credits and earnings under the Company’s Supplemental Retirement Plan (a non-qualified defined contribution plan) and stock deferrals and related reinvested dividend earnings under the Company’s amended and restated 1993 Plan and 2011 Plan. Executive Contributions and related matching Registrant Contributions represent 2014 calendar year deferrals and matches on incentive compensation payments earned based on performance for the Fall 2013 season, which was paid in March 2014, and for the Spring 2014 season, which was paid in August 2014.

(2)	All of the contributions are reported in the 2014 Summary Compensation Table under the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns.

(3)

Reflects the Company’s 200% match of associate contributions of up to 3% of base salary and bonus above the IRS qualified plan maximum compensation limit and the Company’s retirement contribution of 6% for less than five years of service or 8% for five or more years of service of compensation above the IRS qualified plan maximum compensation limit. Associates become fully vested in these contributions after six years of service. These contributions are also included under the “All Other Compensation” column of the 2014 Summary Compensation Table.

(4)

Non-qualified deferred cash compensation balances earn a fixed rate of interest determined prior to the beginning of each year. The portion of the earnings on deferred cash compensation that exceeds 120% of the applicable federal long term rate in the amount of $448,922, $267,668, $66,695, $10,815 and $40,300 for Mr. Wexner, Ms. Turney and Messrs. McGuigan, Coe and Burgdoerfer, respectively, is disclosed in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the 2014 Summary Compensation Table.

Amount includes dividends earned on deferred stock and RSU balances in the amount of $185,399 for Ms. Turney. Dividends are reinvested into additional stock units based on the closing market price of Common Stock on the dividend payment date.

(5)

Participants may elect to receive the funds in a lump sum or in up to ten annual installments following termination of employment, but generally may not make withdrawals during their employment. Deferrals under the Supplemental Retirement Plan, the 1993 Plan and the 2011 Plan are unfunded.

(6)

Balance includes the value of deferred stock and RSUs at calendar year-end in the amount of $6,822,070 for Ms. Turney. Value is calculated based on a stock price of $84.63 per share of Common Stock on January 31, 2015.

Estimated Post-Employment Payments and Benefits

We have entered into certain agreements with our NEOs that will require us to provide compensation in the event of a termination of employment, including a termination following a change in control of our Company. Mr. Wexner is not covered by such an agreement but is entitled to certain termination compensation under the terms of our benefit and stock plans. The following tables set forth the expected benefits to be received by each

NEO in the event of his or her termination resulting from various scenarios, assuming a termination date of January 31, 2015 and a stock price of $84.63, the price of our Common Stock on January 30, 2015. Each scenario relates to the single termination event described and amounts are not cumulative in situations where multiple scenarios may apply.

Assumptions and explanations of the numbers set forth in the tables below are set forth in additional text following the tables.(1)

Leslie H. Wexner

	Voluntary Resignation ($)	Involuntary w/out Cause or Voluntary w/Good Reason		Involuntary w/out Cause following Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
		w/out Release ($)	& Signed Release ($)
Base Salary	$0	$0	$0	$0	$0	$0	$0
Bonus(2)	0	0	0	0	0	0	0
Gain of Accelerated Stock Options(3)	0	0	0	24,261,068	24,261,068	24,261,068	0
Value of Pro-rated or Accelerated RSUs(3)	0	0	23,536,703	65,114,068	65,114,068	65,114,068	23,536,703
Benefits and Perquisites(4)	0	0	0	0	2,000,000	706,000	0
Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	$0	$0	$23,536,703	$89,375,136	$91,375,136	$90,081,136	$23,536,703
	(see retirement)

Sharen J. Turney

	Voluntary Resignation ($)	Involuntary w/out Cause or Voluntary w/Good Reason		Involuntary w/out Cause following Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
		w/out Release ($)	& Signed Release ($)
Base Salary	$0	$1,442,000	$2,884,000	$2,884,000	$0	$0	$0
Bonus(2)	0	0	2,739,800	6,064,418	0	0	0
Gain of Accelerated Stock Options(3)	0	0	0	12,371,280	12,371,280	12,371,280	0
Value of Pro-rated or Accelerated RSUs(3)	0	0	44,984,738	75,828,565	75,828,565	75,858,565	44,984,738
Benefits and Perquisites(4)	7,086	20,973	27,917	27,917	5,000,000	1,452,559	7,086
Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	$7,086	$1,462,973	$50,636,455	$97,176,180	$93,199,845	$89,652,404	$44,991,824

Charles C. McGuigan

		Involuntary w/out Cause or Voluntary w/Good Reason		Involuntary w/out Cause following Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
	Voluntary Resignation ($)	w/out Release ($)	& Signed Release ($)
Base Salary	$0	$978,500	$1,957,000	$1,957,000	$0	$0	$0
Bonus(2)	0	0	1,369,900	3,245,998	0	0	0
Gain of Accelerated Stock Options(3)	0	0	0	5,663,704	5,663,704	5,663,704	0
Value of Pro-rated or Accelerated RSUs(3)	0	0	8,845,866	21,625,842	21,625,842	21,625,842	8,845,866
Benefits and Perquisites(4)	0	10,713	16,069	16,069	1,957,000	562,304	0
Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	$0	$989,213	$12,188,835	$32,508,613	$29,246,546	$27,851,850	$8,845,866

Nicholas Coe

	Voluntary Resignation ($)	Involuntary w/out Cause or Voluntary w/Good Reason		Involuntary w/out Cause following Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
		w/out Release ($)	& Signed Release ($)
Base Salary	$0	$925,000	$1,850,000	$1,850,000	$0	$0	$0
Bonus(2)	0	0	1,387,500	3,604,374	0	0	0
Gain of Accelerated Stock Options(3)	0	0	0	2,439,141	2,439,141	2,439,141	0
Value of Pro-rated or Accelerated RSUs(3)	0	0	7,202,013	20,089,977	20,089,977	20,089,977	0
Benefits and Perquisites(4)	0	10,635	15,952	15,952	2,074,292	773,202	0
Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	$0	$935,635	$10,455,465	$27,999,444	$24,603,410	$23,302,320	$0

Stuart B. Burgdoerfer

	Voluntary Resignation ($)	Involuntary w/out Cause or Voluntary w/Good Reason		Involuntary w/out Cause following Change in Control ($)	Death ($)	Disability ($)	Retirement ($)
		w/out Release ($)	& Signed Release ($)
Base Salary	$0	$824,000	$1,648,000	$1,648,000	$0	$0	$0
Bonus(2)	0	0	1,112,400	2,633,562	0	0	0
Gain of Accelerated Stock Options(3)	0	0	0	4,052,996	4,052,996	4,052,996	0
Value of Pro-rated or Accelerated RSUs(3)	0	0	5,073,569	12,812,220	12,812,220	12,812,220	0
Benefits and Perquisites(4)	0	13,360	20,444	20,444	1,648,000	431,000	0
Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	$0	$837,630	$7,854,413	$21,167,222	$18,513,216	$17,299,625	$0

(1)	Assumes a termination date of January 31, 2015.

(2)

Bonus amounts assumed at target. Under “Involuntary w/out Cause or Voluntary w/Good Reason” termination scenarios, actual bonus payments would be equal to the bonus payment the NEO would have received if he or she had remained employed with the Company for a period of one year after the termination date of January 31, 2015. Under an “Involuntary w/out Cause following Change in Control” termination scenario, bonus payments for Ms. Turney and Messrs. McGuigan, Coe and Burgdoerfer will be equal to the sum of the last four seasonal bonus payments received.

(3)

Reflects the value of unvested RSUs and stock options that, subject to achievement of pre-established performance conditions, would become vested based on the $84.63 fair market value of a share of Common Stock on the last trading day of the fiscal year (January 30, 2015).

(4)

Estimates for benefits and perquisites include the continuation of medical, dental and other insurance benefits. Under the “Death” and “Disability” scenarios, includes proceeds from life and disability insurance policies and the value of unvested retirement plan balances that would become vested.

Assumptions and Explanations of Numbers in Tables

The Compensation Committee retains discretion to provide, and in the past has provided, additional benefits to NEOs upon termination or resignation if it determines the circumstances so warrant.

The tables do not include the payment of the aggregate balance of the NEO’s non-qualified deferred compensation that is disclosed in the Non-qualified Deferred Compensation for Fiscal 2014 table above.

Confidentiality, Non-Competition and Non-Solicitation Agreements

As a condition to each NEO’s entitlement to receive certain severance payments and equity vesting acceleration upon certain termination scenarios, the NEO is required to execute a release of claims against us and shall be bound by the terms of certain restrictive covenants, including non-competition and non-solicitation agreements which prohibit the NEO from soliciting or diverting any current or potential employee, customer, or supplier or competing with any of our businesses in which he or she has been employed for a period of one year from the date of termination.

Termination Provisions—Definitions of Cause and Good Reason

The employment agreements for all NEOs other than Mr. Wexner, who does not have an employment agreement, contain customary definitions of cause and good reason. “Cause” generally means that the NEO (1) willfully failed to perform his or her duties with the Company (other than a failure resulting from the NEO’s incapacity due to physical or mental illness); (2) has plead “guilty” or “no contest” to or has been convicted of an act which is defined as a felony under federal or state law; or (3) engaged in willful misconduct in bad faith which could reasonably be expected to materially harm the Company’s business or its reputation.

“Good Reason” generally means (1) the failure to continue by the NEO in a capacity originally contemplated in the NEO’s employment agreement; (2) the assignment to the NEO of any duties materially inconsistent with the NEO’s position, duties, authority, responsibilities or reporting requirements, as set out in his or her employment agreement; (3) a reduction in or a material delay in payment of the NEO’s total cash compensation and benefits from those required to be provided; (4) the requirement that the NEO be based outside of the United States, other than for travel that is reasonably required to carry out the NEO’s duties; or (5) the failure by the Company to obtain the assumption in writing of its obligation to perform the employment agreement by a successor.

Payments Upon a Termination in Connection with a Change in Control

A Change in Control of the Company will be deemed to have occurred upon the first to occur of any of the following events:

a)	any person, together with all affiliates, becomes a beneficial owner of securities representing 33% or more of the combined voting power of the voting stock then outstanding;

b)	during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority of directors then constituting the Board;

c)

a reorganization, merger or consolidation of the Company is consummated, unless more than 50% of the outstanding shares of Common Stock are beneficially owned by individuals and entities who owned Common Stock just prior to such reorganization, merger or consolidation; or

d)	the consummation of a complete liquidation or dissolution of the Company.

No Tax Gross-up

In the event of a termination following a Change in Control, none of our NEOs is entitled to reimbursement or gross-up for any excise taxes that may be imposed under Section 280G of the Code.

Fiscal 2014 Director Compensation

The following table sets forth compensation earned by the individuals who served as directors of the Company during fiscal 2014(1).

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
E. Gordon Gee	$100,000	$100,029	$200,029
Dennis S. Hersch	100,000	100,029	200,029
Donna A. James	162,500	122,510	285,010
David T. Kollat	155,000	135,056	290,056
William R. Loomis, Jr.	100,000	100,029	200,029
Jeffrey H. Miro	112,500	112,518	225,018
Michael G. Morris	102,500	102,527	205,027
Stephen Steinour	90,000	90,037	180,037
Allan R. Tessler	172,500	147,545	320,045
Abigail S. Wexner	120,000	110,020	230,020
Raymond Zimmerman	117,500	112,518	230,018

(1)

Directors who are also associates receive no additional compensation for their service as directors. Our current Board of Directors’ compensation plan does not provide for stock option awards, non-equity incentive plan compensation, pension or non-qualified deferred compensation. At the end of four years of membership on the Board of Directors, each member must maintain ownership of Common Stock equal to the amount of Common Stock received as director compensation over the four-year period.

(2)

Directors receive an annual cash retainer of $90,000; directors receive an additional annual cash retainer of $12,500 for membership on the Audit and Compensation Committees and $10,000 for all other committee memberships; the Audit Committee Chair receives an additional $20,000; the Compensation Committee Chair receives an additional $15,000; and other committee chairs receive $10,000; the lead independent director receives an additional cash retainer of $15,000.

Beginning in fiscal 2015, the annual cash retainer has been increased to $111,900 and the Nominating & Governance Committee Chair fee has been increased to $15,000.

(3)

Directors receive an annual stock retainer worth $90,000; directors receive an additional annual stock grant worth $12,500 for membership on the Audit and Compensation Committees and worth $10,000 for other committee memberships; the lead independent director receives an additional stock retainer of $15,000. Stock retainers were granted under the 2011 Plan. The number of shares issued is calculated based on the fair market value of Common Stock on the date the shares were issued. The value of stock awards reflects the aggregate grant date fair value, excluding estimated forfeitures, computed in accordance with ASC Topic 718 Compensation—Stock Compensation, for each award. See Note 19 to the Company’s financial statements filed in the Company’s 2014 Annual Report on Form 10-K for a discussion of our assumptions in determining the aggregate grant date fair value of these awards.

Beginning in fiscal 2015, the annual stock retainer has been increased to $111,900.

Equity Compensation Plan Information

The following table summarizes share and exercise price information about the Company’s equity compensation plans as of January 31, 2015.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	13,311,131	$34.93	(2)	11,746,402
Equity compensation plans not approved by security holders	0	0		0
Total	13,311,131	$34.93		11,746,402

(1)	Includes the 2011 Plan and the 1993 Plan (2009 Restatement). There are no shares remaining available for grant under the 1993 Plan (2009 Restatement).

(2)	Does not include outstanding rights to receive Common Stock upon the vesting of RSU awards or settlement of deferred stock units.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company’s Board of Directors is composed of three directors who are independent, as defined under the NYSE listing standards. Additionally, each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” with the meaning of Section 16b-3 under the Exchange Act. The Compensation Committee reviews the CD&A on behalf of the Board of Directors.

The Compensation Committee has reviewed and discussed the CD&A with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in the Company’s annual report on Form 10-K for the year ended January 31, 2015 and the Company’s proxy statement.

Compensation Committee

David T. Kollat, Chair

Jeffrey H. Miro

Michael G. Morris

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows certain information about the securities ownership of all directors (and nominees) of the Company, the executive officers of the Company named in the “2014 Summary Compensation Table” above and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(a)(b)	Percent of Class
Stuart B. Burgdoerfer	123,155(c)	*
Nicholas Coe	12,012(c)	*
E. Gordon Gee	6,702(d)	*
Dennis S. Hersch	10,317,719(d)(f)	3.53%
Donna A. James	39,713(d)	*
David T. Kollat	115,669	*
William R. Loomis, Jr.	86,225(d)	*
Charles McGuigan	64,982(c)	*
Jeffrey H. Miro	95,804(d)	*
Michael G. Morris	13,342(d)	*
Stephen D. Steinour	10,545(d)	*
Allan R. Tessler	81,724	*
Sharen J. Turney	777,810(c)(e)	*
Abigail S. Wexner	12,453,507(g)	4.26%
Leslie H. Wexner	45,735,972(c)(h)(i)	15.64%
Raymond Zimmerman	125,550(d)(j)	*
All directors and executive officers as a group	47,356,783(c)-(j)	16.20%

*	Less than 1%

(a)

Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse. None of the listed shares have been pledged as security or otherwise deposited as collateral.

(b)	Reflects beneficial ownership of shares of Common Stock, and shares outstanding, as of January 31, 2015.

(c)

Includes the following number of shares issuable within 60 days of January 31, 2015, upon the exercise or vesting of outstanding stock awards: Mr. Burgdoerfer, 49,186; Mr. Coe, 12,012; Mr. McGuigan, 58,521; Ms. Turney, 425,393; Mr. Wexner, 1,400,139; and all directors and executive officers as a group, 1,945,251.

(d)

Includes the following number of deferred stock units credited to directors’ accounts under the 2003 Stock Award and Deferred Compensation Plan for Non-Associate Directors that could be convertible into Common Stock within 60 days after termination from the Board: Dr. Gee, 5,746; Mr. Hersch, 65,578; Ms. James, 28,896; Mr. Loomis, 81,661; Mr. Miro, 75,265; Mr. Morris, 3,232; Mr. Steinour, 545; Mr. Zimmerman, 87,049; and all directors as a group, 353,892. Mr. Morris has elected to receive pay-out of his deferred stock units over three years, and his total represents 1/3 of the units which he would be owed upon his termination from the Board. Mr. Steinour has elected to receive pay-out of his deferred stock units over five years, and his total represents 1/5 of the units which he would be owed upon his termination from the Board.

(e)

Includes the following number of deferred stock units credited to executives’ accounts under the Company’s Supplemental Retirement Plan that could be convertible into Common Stock within 60 days after termination of employment with the Company: Ms. Turney, 80,610; and all executives as a group, 80,610.

(f)

Includes 1,257,255 shares held by The Linden East Trust, for which Mr. Hersch is trustee and shares voting and investment power with Mr. Wexner and Mrs. Wexner, and 8,992,886 shares held by The Linden West Trust, for which Mr. Hersch is trustee and shares voting and investment power with Mr. Wexner.

(g)

Excludes 33,282,465 shares beneficially owned by Mr. Wexner as to which Mrs. Wexner disclaims beneficial ownership. Includes 1,257,255 shares held by The Linden East Trust, as to which Mrs. Wexner shares voting and investment power with Mr. Hersch; 991,741 shares held by The Wexner Family Charitable Fund; and 191,515 shares held by The Beech Trust, in each case, as to which Mrs. Wexner shares voting and investment power with Mr. Wexner. Includes 10,012,996 shares directly owned by Mrs. Wexner.

(h)	Includes 1,829,465 shares held in the Savings and Retirement Plan (as of January 31, 2015), over which Mr. Wexner has investment but not voting power.

(i)

Includes 1,257,255 shares held by The Linden East Trust, 8,992,886 shares held by The Linden West Trust, 991,741 shares held by The Wexner Family Charitable Fund; and 191,515 shares held by The Beech Trust. Mr. Wexner shares voting and investment power with Mrs. Wexner with respect to shares held by The Linden East Trust, The Wexner Family Charitable Fund and The Beech Trust, and shares voting and investment power with Mr. Hersch with respect to shares held by The Linden East Trust and The Linden West Trust. Includes 4,892,608 shares held by the Wexner Personal Holdings Corporation, of which Mr. Wexner is the sole stockholder, director and officer. Includes 10,012,996 shares directly owned by Mrs. Wexner, as to which Mr. Wexner may be deemed to share voting and investment power. Includes 16,167,367 shares directly owned by Mr. Wexner.

(j)	Includes 2,400 shares which are Mr. Zimmerman’s pro rata share of 7,200 shares owned by a corporation of which Mr. Zimmerman is president and a 33% stockholder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, must file reports of ownership and changes in ownership of the Company’s equity securities with the Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations of the Company’s executive officers and directors that no other reports were required, we believe that during fiscal 2014 our executive officers, directors and greater than 10% beneficial owners complied with these filing requirements, other than Mr. McGuigan who was late in filing one Form 4 reporting three transactions and Ms. James and Mr. Zimmerman who were each late in filing one Form 4 reporting one transaction, in each case due to inadvertent administrative or broker error.

SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the names of all persons who, as of the dates indicated below, were known by the Company to be the beneficial owners (as defined in the rules of the Commission) of more than 5% of the shares of Common Stock.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class
Leslie H. Wexner(1)	45,735,972	15.64%
Three Limited Parkway
P.O. Box 16000
Columbus, OH 43216

PRIMECAP Management Company(2)	20,581,150	7.03%
225 South Lake Ave., #400
Pasadena, CA 91101

The Vanguard Group(3)	18,258,508	6.23%
100 Vanguard Blvd.
Malvern, PA 19355

(1)	As of January 31, 2015. For a description of Mr. Wexner’s beneficial ownership, see “Security Ownership of Directors and Management” on pages 60 and 61.

(2)

As of December 31, 2014, based on information set forth in the Schedule 13G/A filed February 13, 2015 by PRIMECAP Management Company. PRIMECAP Management Company has sole dispositive power over 20,581,150 shares and sole voting power over 4,742,258 shares.

(3)

As of December 31, 2014, based on information set forth in the Schedule 13G/A filed February 10, 2015 by The Vanguard Group Inc. The Vanguard Group has sole dispositive power over 17,865,129 shares and sole voting power over 424,600 shares, and has shared dispositive power over 393,379 shares.

REPORT OF THE AUDIT COMMITTEE

As provided in our written charter, the Audit Committee is instrumental in the Board’s fulfillment of its oversight responsibilities relating to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Company’s independent auditors and (iv) the performance of the Company’s internal audit function. We have the sole authority to appoint, compensate, retain, oversee and terminate the Company’s independent auditors. We pre-approve the audit services and non-audit services to be provided by the Company’s independent auditors. In addition, we evaluate the independent auditors’ qualifications, performance and independence and present our conclusions with respect to the independent auditors to the full Board on at least an annual basis.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Furthermore, while we are responsible for reviewing the Company’s policies and practices with respect to risk assessment and management, it is the responsibility of the CEO and senior management to determine the appropriate level of the Company’s exposure to risk.

We have reviewed and discussed the Company’s audited financial statements as of and for the year ended January 31, 2015 and met with both management and our independent auditors to discuss the financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles. We have reviewed with the internal auditors and independent auditors the overall scope and plans for their respective audits. We also met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls.

We have also discussed with the independent auditors all matters required to be discussed with audit committees under applicable auditing and regulatory standards. The Company’s independent auditors also provided to us the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and we discussed with the independent auditors their independence from the Company. We considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining their independence.

Based on the reviews and discussions summarized in this Report, and subject to the limitations on our role and responsibilities, certain of which are referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited financial statements be included in our annual report on Form 10-K for the year ended January 31, 2015 for filing with the Commission.

We have appointed Ernst & Young LLP as the Company’s independent registered public accountants.

Audit Committee

Donna A. James, Chair

David T. Kollat

Allan R. Tessler

Raymond Zimmerman

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

During our 2014 fiscal year, Ernst & Young LLP served as the Company’s independent registered public accountants and in that capacity rendered an opinion on our consolidated financial statements as of and for the fiscal year ended January 31, 2015. The Audit Committee annually reviews the selection of independent registered public accountants and has selected Ernst & Young LLP as the Company’s independent registered public accountants for the current fiscal year.

Audit Fees

The aggregate audit fees payable to Ernst & Young LLP for the fiscal years ended 2014 and 2013 were approximately $4,072,700 and $3,863,000, respectively. These amounts include fees for professional services rendered by Ernst & Young LLP in connection with the audit of our consolidated financial statements and reviews of our unaudited consolidated interim financial statements as well as fees for services that generally only the independent auditor can reasonably be expected to provide, including comfort letters and consultation regarding financial accounting and/or reporting standards. These amounts also include fees for services rendered in connection with the audit of our internal control over financial reporting and fees for services rendered in connection with statutory audits of our international subsidiaries’ financial statements.

Audit Related Fees

The aggregate fees for assurance and related services rendered by Ernst & Young LLP that were reasonably related to the audit of our consolidated financial statements for the fiscal years ended 2014 and 2013 were approximately $155,000 and $150,000, respectively. The fees under this category are for assurance and related services that are traditionally performed by the independent auditor and include audits of employee benefit plans, agreed upon procedures and other attest engagements.

Tax Fees

The aggregate fees for tax services rendered by Ernst & Young LLP for the fiscal years ended 2014 and 2013 were approximately $130,000 and $733,000, respectively. Tax fees include tax compliance and advisory services.

All Other Fees

The aggregate fees for all other services rendered by Ernst & Young LLP for both fiscal years ended 2014 and 2013 were $0.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services to be provided by Ernst & Young LLP in a given fiscal year.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the meeting, each of the persons named as a proxy intends to vote in accordance with his or her judgment on such matters.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

Stockholder Proposals Pursuant to Rule 14a-8

Proposals submitted for inclusion in the proxy statement for the 2016 annual meeting must be received by the Secretary of the Company at our principal executive offices on or before December 12, 2015.

Other Stockholder Proposals

If a stockholder intends to present a proposal or nominate a person for election as a director at the 2016 annual meeting other than as described above, the stockholder must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that the Secretary receive written notice of the intent to present a proposal or nomination no earlier than February 21, 2016 and no later than March 22, 2016. The notice must contain the information required by the Bylaws.

SOLICITATION EXPENSES

We are soliciting this proxy on behalf of our Board of Directors and will bear the solicitation expenses. Our directors or employees may solicit proxies by telephone, facsimile and personal solicitation, in addition to the use of the mail. We will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

By Order of the Board of Directors,

/s/ Leslie H. Wexner
Leslie H. Wexner
Chairman of the Board

Appendix A

L BRANDS, INC.

2015 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

EFFECTIVE MAY 21, 2015

ARTICLE I

ESTABLISHMENT AND PURPOSE

1.01. Establishment and Effective Date. Effective on May 26, 2011, L Brands, Inc. (formerly known as Limited Brands, Inc.), a Delaware corporation (including any successor in name or interest thereto, the “Company”), established the stock incentive plan known as the “L Brands, Inc. 2011 Stock Option and Performance Incentive Plan,” (the “2011 Plan”). Subject to stockholder approval, the 2011 Plan was amended and restated, effective May 21, 2015 (the “Plan”).

1.02. Purpose. The Company desires to attract and retain the best available executive and key management associates, consultants and other advisors, for itself and its subsidiaries and affiliates and to encourage the highest level of performance by such individuals in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates, consultants and other advisors the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum effort for the success of the Company and its subsidiaries.

1.03. Definitions. Unless otherwise defined elsewhere in the Plan, all capitalized terms used in the Plan shall have the meanings set forth in Article XX.

ARTICLE II

AWARDS

2.01. Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options (“Incentive Stock Options”) meeting the requirements of Code Section 422; (ii) nonstatutory stock options (“Nonstatutory Stock Options”) (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights (“Stock Appreciation Rights”), as described in Article VII, which may be awarded either in tandem with Options (“Tandem Stock Appreciation Rights”) or on a stand-alone basis (“Nontandem Stock Appreciation Rights”); (iv) shares of Common Stock which are subject to certain restrictions as provided in Article X (“Restricted Shares”); (v) units representing shares of Common Stock which are restricted as provided in Article XI (“Restricted Share Units” or “RSUs”); (vi) units representing shares of Common Stock, as described in Article XII (“Performance Units”) and (vii) shares of unrestricted Common Stock (“Unrestricted Shares”), as described in Article XIII. In addition, awards may be granted as “Substitute Awards,” which are awards granted in assumption of, or in substitution for, any outstanding awards previously granted by a company acquired by the Company (or a subsidiary or affiliate thereof) or with which the Company (or a subsidiary or affiliate thereof) combines. Substitute Awards shall be granted in accordance with procedures complying with Section 409A of the Code and the regulations thereunder.

2.02. Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under this Plan as of the Plan’s effective date is 6,600,000 plus shares of Common Stock previously authorized under the 2011 Plan at the Company’s 2011 Annual Meeting, subject to adjustment pursuant to Article XV, plus shares of Common Stock issuable upon the exercise of Substitute Awards. All shares available for award under the Plan may be awarded in the form of Incentive Stock Options. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right granted under the Plan, 2011 Plan or Preexisting Plan or granted and outstanding under the Plan, 2011 Plan or Preexisting Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Share Units or Performance Units are forfeited, then the shares to which any such award relates may, at the discretion of the Committee to the extent permissible under Rule 16b-3 under the Act, be made available for subsequent awards under the Plan, upon such terms as the Committee may determine; provided, however, that the foregoing shall not apply to or in respect of Substitute Awards. The following shares of Common Stock may not again be made available for issuance as awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to settlement of an outstanding award under the Plan, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the Option exercise price.

ARTICLE III

ADMINISTRATION

3.01. Committee. The Plan shall be administered by the Compensation Committee appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an “outside director” (within the meaning of Code Section 162(m)), a “non-employee director” (within the meaning of Rule 16b-3(b)(3)(i) under the Act) and “independent” to the extent required by applicable law or rules of the New York Stock Exchange.

3.02. Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and Restricted Share Units and to determine the term of the Restricted Period (as described in Section 11.02) and other conditions and restrictions applicable to such grants; (v) to grant Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such units; (vi) to grant Unrestricted Shares and (vii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Units and Unrestricted Shares shall be granted.

3.03. Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as “outside directors” under Code Section 162(m). The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

3.04. Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

3.05. Liability; Indemnification. No member of the Committee, nor any person to whom duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company’s Certificate of Incorporation and Bylaws, as amended from time to time.

ARTICLE IV

ELIGIBILITY

4.01. Eligibility. Any associate, consultant, director or other advisor of, or any other individual who provides services to (x) the Company or any subsidiary or affiliate or (y) any joint venture in which the Company or any subsidiary or affiliate holds at least a 40% interest, shall be eligible to be selected to receive a compensatory award under or to be a “participant” in the Plan. In determining the individuals to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. The Committee shall ensure that Common Stock underlying any award hereunder qualifies as “service recipient stock,” within the meaning of Code Section 409A and the regulations thereunder. No Participant may be granted in any calendar year awards covering more than 2,500,000 shares of Common Stock; provided, further, that no non-employee director of the Company may be granted in any calendar year awards covering more than 50,000 shares of Common Stock.

4.02. Certain Limitations. Other than in connection with (i) the acceleration of Awards pursuant to Section 18.01, (ii) the grant of Substitute Awards or (iii) the grant of awards of Restricted Share Units or Performance Units relating up to 5% of the shares available for issuance under this Plan pursuant to Section 2.02, (A) awards of Restricted Share Units or Performance Units that vest or become exercisable based on the achievement of service conditions only shall be subject to a minimum three-year vesting period following the grant date of such Award; provided that such Award may vest in ratable installments during such period and (B) awards of Restricted Share Units or Performance Units that vest or become exercisable based on the achievement of performance conditions (in addition to achievement of any service conditions) shall be subject to a minimum one-year vesting period following the grant date of such Award.

ARTICLE V

STOCK OPTIONS

5.01. Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine. On or before the date of grant of an Option, the Committee shall designate the number of shares of Common Stock covered by such Option, the option price of such Option, and the recipient of the Option.

5.02. Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee not later than the date of the grant, but (except in the case of Substitute Awards) shall not be less than 100 percent of the Fair Market Value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

5.03. Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles IX and X, except as otherwise provided in Section 6.01 with respect to ten (10) percent stockholders of the Company.

5.04. Exercise of Options. Subject to the provisions of Article XIX, an Option may be exercised, in whole or in part, at such time or times as the Committee shall determine; provided, however, that, except to the extent provided in Section 18.01, each Option granted under the Plan shall have a minimum vesting period of one year. Subject to the forgoing, the Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by a Participant by giving notice in such manner as the Committee may permit, stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the shares of Common Stock issuable upon exercise of the Option shall be made in full in cash or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the Participant, shall be delivered to the Participant. Until the issuance of the shares of Common Stock upon the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares of Common Stock that are subject to the Option.

5.05. Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

ARTICLE VI

SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

6.01. Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, any associates who are full-time employees of the Company and its present and future subsidiaries, shall be eligible for awards of Incentive Stock Options. However, no such associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Code Section 424(d)) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

6.02. Limitation on Grants. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

6.03. Limitations on Time of Grant. No grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by stockholders.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.01. Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, at the time the Option is granted, and shall be subject to the same terms and conditions as the related Option, except that the medium of payment may differ. Nontandem Stock Appreciation Rights may be granted by the Committee at any time. On or before the date of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right, the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.05 below, and the recipient of the award. Except in the case of a Substitute Award, the base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine. Until the issuance of shares of Common Stock upon the surrender or exchange of Tandem Stock Appreciation Rights or exercise of Nontandem Stock Appreciation Right, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares of Common Stock that are subject to the Tandem or Nontandem Stock Appreciation Right.

7.02. Limitations on Exercise. Subject to the provisions of Articles IX, X and XIX, a Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be subject to the same exercise period as the related Option, which shall be set forth in the applicable agreement on or before the date of grant. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. Subject to the provisions of Article XIX, a Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine, which shall be set forth in the applicable agreement on or before the date of grant.

7.03. Term of Stock Appreciation Rights. The term of each Stock Appreciation Right granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles IX and X.

7.04. Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the Participant to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

7.05. Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the Participant to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

7.06. Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the Participant, stock certificates representing the total number of full shares of Common Stock to which the Participant is entitled pursuant to Section 7.04 or 7.05 hereof, and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.07, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

7.07. Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

ARTICLE VIII

NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

8.01. Nontransferability of Options and Stock Appreciation Rights. Except to the extent permitted under Section 8.02, no Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by a Participant only during the Participant’s lifetime, or following the Participant’s death, pursuant to Article X.

8.02. Limited Exception to Nontransferability. Notwithstanding Section 8.01, the Committee may determine that a Nonstatutory Stock Option may be transferred by a Participant to one or more members of such Participant’s immediate family, to a partnership of which the only partners are members of such Participant’s immediate family, or to a trust established by a Participant for the benefit of one or more members of such Participant’s immediate family. For this purpose, immediate family means a Participant’s spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this Section 8.02 may not further transfer such Nonstatutory Stock Option. A trust described in this Section 8.02 may not be amended to benefit any person other than a member of the Participant’s immediate family. A Nonstatutory Stock Option transferred pursuant to this Section 8.02 shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Articles 9 and 10 relating to the effect on the Nonstatutory Stock Option of the Termination of Employment, Total Disability or death of the Participant, and shall be subject to such other rules as the Committee shall determine.

ARTICLE IX

TERMINATION OF EMPLOYMENT

9.01. Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of a Participant shall be terminated either by the Participant or by the Participant’s employer (for reasons other than death, Total Disability or Cause), any Option or Stock Appreciation Right granted to such Participant may be exercised (to the extent that the Participant was entitled to do so at the time of Participant’s Termination of Employment) at any time within one (1) year after such Termination of Employment, but in no case later than the date of expiration of the original term of the Option or Stock Appreciation Right; provided, however, that if an Incentive Stock Option is not exercised within three (3) months following Termination of Employment, it shall be treated as a Nonstatutory Stock Option. If the Participant’s employment is terminated by the Participant’s employer for Cause, except as the Committee may at any time provide, any Option or Stock Appreciation Right may be exercised (to the extent that the Participant was entitled to do so at the time of the Termination of Employment) at any time within thirty (30) days after such Termination of Employment, but in no case later than the date of expiration of the original term of the Option or Stock Appreciation Right. Except to the extent otherwise set forth herein, any Options or Stock Appreciation Rights that are not exercisable on the date of a Termination of Employment for any reason shall lapse. In no event may an Option or Stock Appreciation Right be exercised after the expiration of the original term of the Option or Stock Appreciation Right.

9.02. Total Disability. If a Participant to whom an Option or Stock Appreciation Right has been granted under the Plan shall have incurred a Total Disability, such Option or Stock Appreciation Right , to the extent not vested on the date of such Participant’s Termination of Employment due to Total Disability (it being understood that such termination occurs after nine (9) months of absence from work due to the Total Disability), shall continue to vest during the period of such Participant’s Total Disability, and, upon becoming vested, such award shall be exercisable within the one (1) year period after the applicable vesting date, but in no event later than the date of expiration of the original term of the Option or Stock Appreciation Right. To the extent that an Option or Stock Appreciation Right held by a Participant is vested on the date of such Participant’s Termination of Employment due to Total Disability, such Option or Stock Appreciation Right shall be exercisable within the one (1) year period after the date of such Termination of Employment, but in no event later than the date of expiration of the original term of the Option or Stock Appreciation Right. In the event of the death of a Participant following such Participant’s Termination of Employment due to Total Disability, any unvested Option or Stock Appreciation Right shall be fully vested on the date of such Participant’s death and shall be exercisable within the one (1) year period after the date of such Participant’s death, but in no event later than the expiration of the original term of the Option or Stock Appreciation Right.

Notwithstanding the foregoing, for purposes of exercising Incentive Stock Options, a Participant shall be deemed to have a Termination of Employment if the Participant is absent from work for three (3) months due to Total Disability, where the date of such Termination of Employment shall be the last date of active employment before the three (3) month period; in this event, if such Participant fails to exercise his or her Incentive Stock Option within three (3) months following such deemed Termination of Employment, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option.

ARTICLE X

DEATH OF PARTICIPANT

10.01. Death of Participant While Employed. If a Participant to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by or otherwise providing services to the Company or one of its subsidiaries or affiliates, such Option or Stock Appreciation Right shall become fully exercisable by the Participant’s beneficiary (as designated by the Participant on the appropriate form provided by the Company), or if no beneficiary is so designated, then by the estate or person who acquires the right to exercise such Option or Stock Appreciation Right upon the Participant’s death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Participant’s death (or such other period as the Committee may at any time provide), but in no case later than the date of expiration of the original term of the Option or Stock Appreciation Right.

10.02. Death of Participant Following Termination of Employment. Except in the case of death during the period of Total Disability, which shall be governed by Section 9.02, if a Participant to whom an Option or Stock Appreciation Right has been granted under the Plan shall die after the date of the Participant’s Termination of Employment, but before the end of the period provided under the Plan by which a terminated Participant may exercise such Option or Stock Appreciation Right, such Option or Stock Appreciation Right may be exercised, to the extent that the Participant was entitled to do so at the time of the Participant’s death, by the Participant’s beneficiary (as designated by the Participant on the appropriate form provided by the Company), or if no beneficiary is so designated, then by the estate or person who acquires the right to exercise such Option or Stock Appreciation Right upon the Participant’s death by bequest or inheritance. Such exercise may occur at any time within the period in which the terminated Participant could have exercised such Option or Stock Appreciation Right if the Participant had not died (or such other period as the Committee may at any time provide), but in no case later than the date of expiration of the original term of the Option or Stock Appreciation Right.

ARTICLE XI

RESTRICTED SHARES

and

RESTRICTED SHARE UNITS

11.01. Grant of Restricted Shares and Restricted Share Units. The Committee may from time to time cause the Company to grant Restricted Shares and RSUs under the Plan to Participants, subject to such restrictions, conditions and other terms as the Committee may determine. Restricted Shares are shares of Common Stock which are subject to such conditions and restrictions as determined by the Committee, including conditions and restrictions relating to transferability. RSU awards represent an unfunded promise to pay the Participant a specified number of shares of Common Stock (or cash equivalent, as applicable) in the future if the conditions of the RSU award are satisfied and the RSU award is not otherwise forfeited prior to the stated date of delivery, under the terms and conditions applicable to such award.

11.02. Restrictions. At the time a grant of Restricted Shares or RSUs is made, the Committee shall establish the Restricted Period applicable to such Restricted Shares or RSUs. Each grant of Restricted Shares or RSUs may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual service or performance objectives, which shall be applicable to all or any portion of the Restricted Shares or RSUs. Except with respect to grants of Restricted Shares or RSUs intended to qualify as performance-based compensation for purposes of Code Section 162(m), the Committee may also, in its sole discretion, waive any restrictions applicable to all or a portion of such Restricted Shares or RSUs, provided that the applicable terms and conditions are set forth on or before the date of grant of the award to the extent required to comply with Code Section 409A and the regulations thereunder. None of the Restricted Shares or RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of. In the event of a Participant’s Termination of Employment for Total Disability, Restricted Shares or RSUs held by such Participant shall continue to vest during the period of Total Disability. Unless otherwise provided under the terms of the award, upon the death of a Participant, including during a Participant’s Total Disability, any performance conditions applicable to Restricted Shares or RSUs which have been granted to such Participant will be deemed to have been satisfied at target, if applicable, and the Restricted Period, if any, applicable to Restricted Shares or RSUs held by such Participant, will be deemed to have expired. Unless otherwise provided under the terms of the award, upon the Retirement of a Participant, the restrictions and conditions, if any, applicable to any Restricted Shares or RSUs which have been granted to such Participant will be deemed to have been satisfied with respect to that percentage of the Restricted Shares or RSUs equal to (i) the number of complete months between the first day of the Restricted Period and the date of the Participant’s Retirement, divided by (ii) the number of complete months in the Restricted Period. Any Restricted Shares or RSUs granted to a Participant for which the restrictions and conditions are not deemed to have expired pursuant to the preceding sentence shall be forfeited in accordance with Section 11.05. Subject to Section 18.01, an award may also provide for full or pro-rata vesting upon other events, such as upon a Change in Control or for other reasons, provided that any such applicable terms and conditions are set forth on or before the date of grant of the award.

11.03. Rights of Holders of Restricted Shares. Except as determined by the Committee not later than the date of grant of Restricted Shares or as required by applicable law, Participants to whom Restricted Shares have been granted shall not have the right to vote such shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article XI and the adjustment provisions of Article XV.

11.04. Rights of Holders of Restricted Share Units. Except as determined by the Committee not later than the date of grant of RSUs, Participants to whom RSUs have been granted shall not have the right to vote the shares subject to such RSUs or the right to receive any dividends with respect to the shares subject to such RSUs, except as provided in Section 11.08 with respect to dividend equivalents. All distributions, if any, received by a Participant with respect to RSUs as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article XI and the adjustment provisions of Article XV.

11.05. Forfeiture Upon Termination of Employment. Except as provided in Section 11.02 and Section 18.01, and as the Committee may at any time provide, any Restricted Shares or RSUs granted to a Participant pursuant to the Plan shall be forfeited if the Participant experiences a Termination of Employment either by the Participant or by the Participant’s employer for reasons other than death or Total Disability prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares or RSUs. In addition, if the Participant’s Termination of Employment occurs as a result of Retirement, any Restricted Shares or RSUs which do not vest in accordance with Section 11.02 shall be forfeited.

11.06. Delivery of Shares. Delivery of shares of Common Stock in respect of Restricted Shares shall be made promptly following lapse or termination of the Restricted Period and satisfaction of any related conditions. Unless, in the case of RSUs, an election is made under Section 11.08 to defer the settlement of RSUs, and unless otherwise provided in the terms of any award, upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, RSUs shall be settled by delivery of a stock certificate for the number of shares of Common Stock associated with the award with respect to which the restrictions have expired or the terms and conditions have been satisfied to the Participant or the Participant’s beneficiary or estate, as the case may be. Such payment in settlement of RSUs shall be made promptly, but in any event not later than (i) the end of the year in which the Restricted Period ended and the conditions were satisfied or (ii) if later, the 15th day of the third calendar month following the date on which the Restricted Period ended, provided that the award holder will not be permitted, directly or indirectly, to designate the taxable year of settlement. The Participant may be required to execute a release of claims against the Company and its subsidiaries in this event. If an election is made under Section 11.08 to defer the settlement of RSUs, delivery shall occur as described here but upon the date or dates of delivery in accordance with Section 11.09 and the deferral election. Notwithstanding the above, if the Participant is a Specified Employee, and is entitled to receive a payment in respect of RSUs upon Termination of Employment or on a date determinable based on the date of Termination of Employment (and not a pre-determined fixed date or schedule), then, except in the event of the Participant’s death after such Termination of Employment, such payment shall be delayed by at least six (6) months after the date of such Participant’s Termination of Employment to the extent required by Code Section 409A and the regulations thereunder.

11.07. Performance-Based Objectives. At the time of the grant of Restricted Shares or RSUs to a Participant, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: price of Common Stock, or the common stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee shall specify how any performance objectives shall be adjusted to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause an award to fail to qualify as performance-based compensation within the meaning of Code Section 162(m). The Committee may not use any discretion to modify award results except as permitted under Code Section 162(m). In addition, with respect to any Restricted Shares or RSUs granted that are intended to be “performance-based” for purposes of Code Section 162(m), such award shall not be payable upon Termination of Employment for any reason other than due to death, Total Disability or upon a Change in Control, unless the payment is based on achievement of the associated performance objectives. To the extent that the award is subject to Code Section 409A, payment upon Termination of Employment in connection with a Change in Control must be made upon a Change in Control that satisfies the definition of “change in control event” in Code Section 409A and the regulations thereunder, unless otherwise permitted in satisfaction of the alternative payment rules under Code Section 409A and the regulations thereunder.

11.08. Deferred Restricted Share Units. The Committee may permit a Participant who has been designated to receive an RSU award to elect to defer the receipt of the shares in settlement of such RSU award as well as the form of payment of such deferred RSUs.

All elections under this Section 11.08 to defer the settlement of an RSU award must be made in accordance with the requirements of Code Section 409A and the regulations thereunder. Any election not in compliance with such requirements shall be treated as invalid and the deferral election shall be disregarded and distribution of the shares upon settlement of the awards shall be made as though the Participant did not elect to defer. For this purpose, an invalid deferral election shall include (but is not limited to) a deferral election that (i) is not executed (regardless of when received), (ii) is executed but received after the applicable irrevocable date or (iii) cannot otherwise become effective under applicable rules. If a valid deferral election is incomplete, the deferral election shall be honored and distribution of the shares attributable to the awards shall be made as though the Participant elected a deferred lump sum payment. For this purpose, a valid but incomplete deferral election is one that has been received and executed on or before the applicable irrevocable date, but does not indicate the form of payment (lump sum versus installments), or indicates an election for installment payments but not the number of installment payments. Unless the award agreement and terms and conditions accompanying specific awards indicate otherwise, or as otherwise provided in the Plan, the deferred RSUs shall be subject to the same restrictions, conditions and forfeiture provisions as the associated nondeferred RSUs.

Except as determined otherwise by the Committee on or before grant and as set forth in the terms and conditions accompanying such awards, during the Restricted Period with respect to RSUs, Participants shall not have the right to receive any dividends. After the end of the Restricted Period and prior to the time that shares of Common Stock are transferred to the Participant, within sixty (60) days after the date of payment of a dividend by the Company on its shares of Common Stock, the Participant shall be credited with “dividend equivalents” with respect to each outstanding RSU in an amount equal to the amount the Participant would have received as dividends if the RSUs were actual shares of Common Stock. Such dividend equivalents will be converted into additional RSUs based on the Fair Market Value of the Common Stock on the dividend payment date, in accordance with the procedures established by the Committee, and paid at the same time and in the same manner as the underlying RSUs.

At no time shall any assets of the Company be segregated for payment of RSUs hereunder. Participants who have elected to defer the settlement of RSUs shall at all times have the status of general unsecured creditors of the Company and shall not have any rights in or against specific assets of the Company. The Plan constitutes a mere promise by the Company to make payments attributable to RSUs in the future, in accordance with the applicable terms and conditions.

11.09. Payment of Deferred Restricted Share Units. RSUs are payable solely in shares of unrestricted Common Stock, and shall be paid in accordance with the terms of delivery under Section 11.06 and this Section 11.09. Shares attributable to deferred RSUs that are vested in accordance with the terms and conditions applicable to such awards shall be transferred to the Participant at the time and in the form as elected by the Participant and as set forth in the terms and conditions applicable to such awards, which shall be either in a single payment or in up to ten (10) installment payments.

If a lump sum distribution is elected, the payment shall be made on the date provided in, and in accordance with, the terms and conditions applicable to the award. If installment distributions are elected, the initial installment shall be paid on the date provided in, and in accordance with, the terms and conditions applicable to the award. Subsequent installments shall be made on each anniversary of the initial installment and shall continue for the duration of the selected distribution period. If the Participant dies prior to the time all shares have been distributed, distribution shall be made to the Participant’s beneficiary or estate on the payment date provided in, and in accordance with, the terms and conditions applicable to the RSU award. If Termination of Employment occurs during the Restricted Period, the terms and conditions shall set forth the rights of the Participant to payment, as well as the time and form of distribution of such awards, if any, to the Participant. A participant shall have no rights as a shareholder with respect to deferred RSUs until such time, if any, as shares of Common Stock are transferred to the Participant (or the Participant’s beneficiary or estate, if applicable). Notwithstanding the above, if the Participant is a Specified Employee and is entitled to receive payment upon Termination of Employment or on a date determinable based on the date of Termination of Employment (and not a pre-determined fixed date or schedule), then, except in the event of the Participant’s death after such Termination of Employment, such payment (or in the case of installments, the first payment) shall be delayed by at least six (6) months after the date of such Participant’s Termination of Employment, to the extent required by Code Section 409A and the regulations thereunder; in this event, subsequent installment payments shall occur on the anniversary of the first delayed installment payment.

Provided that the terms and conditions applicable to a deferred RSU award permit it, a Participant may change the Participant’s distribution election, provided such change in distribution election is made not less than 12 months before the date the payment (or in the case of installments, the first payment) is scheduled to be made, and is irrevocable after this date. Such an election may be made to change payment(s) from a single lump sum payment to installment payments, from installment payments to a single lump sum payment, or from one number of installment payments to another number of installment payments, by submitting such election to the Company; provided, (i) such election does not become effective until at least twelve (12) months after the date on which the election is made and (ii) except in the case of payment permissible upon the Participant’s death, the payment (or in the case of installments the first payment) must be deferred for a period of not less than five (5) years from the date such payment would have been made or commenced if there had been no election to change the form of payment. For this purpose, all installment payments are treated as a single payment. Any election not made in accordance with such procedures shall be treated as invalid, and the change in distribution election shall be disregarded and distribution of the shares of Common Stock attributable to the awards shall be made as though the Participant did not elect to change the time and form of distribution. For this purpose, an invalid change in distribution election shall include (but is not limited to) an election that (i) is not executed (regardless of when received), (ii) is executed but received after the applicable irrevocable date or (iii) cannot otherwise become effective under applicable rules. If a valid change in distribution election is incomplete, the change in distribution election shall be honored and distribution of the shares attributable to the awards shall be made as though the Participant elected a change in distribution to a deferred lump sum payment. For this purpose, a valid but incomplete change in distribution election is one that has been received and executed on or before the applicable irrevocable date, but does not indicate the form of payment (lump sum versus installments), or indicates an election for installment payments but not the number of installment payments.

ARTICLE XII

PERFORMANCE UNITS

12.01. Award of Performance Units. For each Performance Period, Performance Units may be granted under the Plan to such Participants as the Committee shall determine. The award agreement covering such Performance Units shall specify the Ending Value. If necessary to make the calculation of the amount to be paid to the

Participant pursuant to Sections 12.03 and 12.04, the Committee shall also state in the award agreement the Initial Value. The award agreement may also specify that each Performance Unit is deemed to be equivalent to one (1) share of Common Stock. Performance Units granted to a Participant shall be credited to a Performance Unit Account established and maintained for such Participant.

12.02. Performance Period. Different Performance Periods may be established for different Participants receiving Performance Units. Performance Periods may run consecutively or concurrently.

12.03. Right to Payment of Performance Units. All applicable terms and conditions shall be set forth in the award agreement and/or in accompanying terms and conditions on or before the date of grant of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify the Performance Objectives. If the Performance Objectives established for a Participant for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested but such determination shall not change the date of payment of the awards. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the Participant. Except as provided in Section 18.01, on or before the date of grant, the Committee may also determine, in its sole discretion, that Performance Units awarded to a Participant shall become partially or fully vested upon the Participant’s death, Total Disability or Retirement, or upon the Participant’s Termination of Employment prior to the end of the Performance Period but such determination shall not change the date of payment of the awards. Performance Unit awards represent an unfunded promise to pay the Participant the value specified in the award agreement and/or applicable terms and conditions in the future if the conditions associated with the Performance Unit award are satisfied and the Performance Units are not otherwise forfeited prior to the stated date of payment, under the terms and conditions applicable to such award. The provisions of Section 11.07 shall apply to any Performance Units that are intended to qualify as performance-based in accordance with Code Section 162(m) and the regulations thereunder.

12.04. Payment for Performance Units. As soon as practicable following the end of a Performance Period but not later than 90 days after the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.03). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the Participant pursuant to Section 12.03. Within 90 days after the end of a Performance Period, provided the Committee determines the Performance Objectives have been achieved or partially achieved pursuant to Section 12.03, if the award agreement specifies that each Performance Unit is deemed to be equivalent to one (1) share of Common Stock, the Company shall pay to the Participant an amount with respect to each vested Performance Unit equal to the Fair Market Value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Fair Market Value of a share of Common Stock on the payment date less (ii) the Fair Market Value of a share of Common Stock on the date of grant of the Performance Unit. If the award agreement specifies a value for each Performance Unit or sets forth a formula for determining the value of each Performance Unit at the time of payment, then within 90 days after the end of a Performance Period, provided the Committee determines the Performance Objectives have been achieved or partially achieved pursuant to Section 12.03, the Company shall pay to the Participant an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock or in such combination of cash and Common Stock as the Committee shall determine.

12.05. Voting and Dividend Rights. Except as the Committee may otherwise provide, no Participant shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Unit Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, to the extent provided or set forth in the award agreement and/or applicable terms and conditions on or before the date of grant of a Performance Unit award, within sixty (60) days after the date of payment of a dividend by the Company on its shares of Common Stock, a Participant’s Performance Unit Account may be credited with additional Performance Units having an aggregate Fair Market Value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Units credited to the Participant’s account at the time the dividend was declared. Subject to the prior satisfaction of the applicable Performance Objectives, payment of such additional Performance Units shall be made at the same time and in the same manner as the Performance Units to which they relate.

ARTICLE XIII

UNRESTRICTED SHARES

13.01. Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Except to the extent required by applicable law, no payment shall be required for Unrestricted Shares.

13.02. Delivery of Unrestricted Shares. The Company shall issue, in the name of each Participant to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the Participant, and shall deliver such certificates to the Participant on a fixed or objectively determinable date of payment, which shall be set forth at the time of grant.

13.03. Deferred Share Units. The Committee may permit a Participant who has been designated to receive an Unrestricted Share award to elect to receive such Unrestricted Share award in the form of Deferred Share Units.

Any such election must be made on or before December 31 of the calendar year prior to the year the compensation attributable to such award (or any portion of such award) is earned, and shall be irrevocable after such date, and further shall comply with the rules set forth in Section 11.08, which apply to deferral elections, including such rules relating to invalid and valid but incomplete deferral elections. At no time shall any assets of the Company be segregated for payment of Deferred Share Units hereunder. Participants who have elected to receive Unrestricted Shares in the form of Deferred Share Units shall at all times have the status of general unsecured creditors of the Company and shall not have any rights in or against specific assets of the Company. The Plan constitutes a mere promise by the Company to make payments on Deferred Share Units in the future.

After the award of Deferred Share Units to the Participant and prior to the time that shares of Common Stock are transferred to the Participant pursuant to Section 13.04, within sixty (60) days after the date of payment of a dividend by the Company on its shares of Common Stock, the Participant shall be credited with “dividend equivalents” with respect to each outstanding Deferred Share Unit in an amount equal to the amount the Participant would have received as dividends if the Deferred Share Units were actual shares of Common Stock. Such dividend equivalents will be converted into additional Deferred Share Units based on the Fair Market Value of the Common Stock on the dividend payment date, in accordance with the procedures established by the Committee, and paid at the same time and in the same manner as the underlying Deferred Share Units.

13.04. Payment of Deferred Share Units. Deferred Share Units are payable solely in shares of unrestricted Common Stock, and shall be paid in accordance with the terms of delivery under Section 13.03 and this Section 13.04. Shares applicable to such awards shall be transferred to the Participant at the time and in the form as elected by the Participant and as set forth in the terms and conditions applicable to such awards, which shall be either in a single payment or in up to ten (10) installment payments.

If a lump sum distribution is elected, the payment shall be made on the date provided in, and in accordance with, the terms and conditions applicable to the award. If installment distributions are elected, the initial installment shall be paid on the date provided in, and in accordance with, the terms and conditions applicable to the award. Subsequent installments shall be made on each anniversary of the initial installment and shall continue for the duration of the selected distribution period. If the Participant dies prior to the time all shares have been distributed, distribution shall be made to the Participant’s beneficiary or estate on the payment date provided in, and in accordance with, the terms and conditions applicable to the award. A Participant shall have no rights as a shareholder with respect to Deferred Share Units until such time, if any, as shares of Common Stock are transferred to the Participant (or the Participant’s beneficiary or estate, if applicable). Notwithstanding the above, if the Participant is a Specified Employee and is entitled to receive payment upon Termination of Employment or on a date determinable based on the date of Termination of Employment (and not a pre-determined fixed date or schedule), then, except in the event of the Participant’s death after such Termination of Employment, such payment (or in the case of installments, the first payment) shall be delayed by at least six (6) months after the date of such Participant’s Termination of Employment, to the extent required by Code Section 409A and the regulations thereunder; in this event, subsequent installment payments shall occur on the anniversary of the first delayed installment payment.

Provided that the terms and conditions applicable to a Deferred Share Unit award permit it, a Participant may change the Participant’s distribution election, provided such change in distribution election shall comply with the procedures and rules set forth in Section 11.09 which apply to change in distribution elections, including such rules relating to invalid and valid but incomplete change in distribution elections.

ARTICLE XIV

CLAWBACK

14.01. Clawback. If the Committee determines in good faith either that: (i) if required by applicable law with respect to a Participant or (ii) (x) a Participant engaged in fraudulent conduct or activities relating to the Company, (y) a Participant has knowledge of such conduct or activities or (z) a Participant, based upon the Participant’s position, duties or responsibilities, should have had knowledge of such conduct or activities, the Committee shall have the power and authority under the Plan to terminate without payment all outstanding awards under the Plan. If required by applicable law with respect to a Participant or if a Participant described in (ii) above has received any compensation pursuant to an award granted under the Plan that is based on or results from such conduct or activities, such Participant shall promptly reimburse to the Company a sum equal to either an amount required by such law or the amount of such compensation paid in respect of the year in which such conduct or activities occurred, as applicable.

ARTICLE XV

ADJUSTMENTS; REPRICING

15.01. Adjustments. Notwithstanding any other provision of the Plan, the Committee shall make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares, RSUs, Performance Units or other awards as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. However, any such adjustment with respect to Options and Stock Appreciation Rights shall satisfy the requirements of Reg. §1.409A-1(b)(5)(v)(D) and shall otherwise ensure that such awards continue to be exempt from Code Section 409A, and any such adjustment to awards that are subject to Code Section 409A, including RSUs and Performance Units, shall be made to the extent compliant with Code Section 409A and the regulations thereunder.

15.02. Repricing. Except as provided above in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

ARTICLE XVI

AMENDMENT AND TERMINATION

16.01. Amendment and Termination. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would constitute a “material revision” of the Plan within the meaning of New York Stock Exchange Rule 303A(8) shall be subject to the approval of the Company’s stockholders. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Participant to whom an award shall theretofore have been granted, materially adversely affect the rights of such Participant under such award, except to the extent any such action is undertaken to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

ARTICLE XVII

WRITTEN AGREEMENT

17.01. Written Agreements. Each award of Options, Stock Appreciation Rights, Restricted Shares, RSUs, Performance Units and Unrestricted Shares shall be evidenced by a written agreement, executed by the Participant and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

ARTICLE XVIII

CHANGE IN CONTROL

18.01. Effect of Change in Control. In the event that a Participant’s employment or service is terminated by the Company other than for Cause or, to the extent provided in an employment agreement between the Company and a Participant, a Participant resigns for Good Reason, in either case during the 24-month period beginning on the date of a Change in Control, (i) Options and Stock Appreciation Rights granted to such Participant which are not yet exercisable shall become fully exercisable; (ii) any restrictions applicable to any Restricted Shares and RSUs awarded to such Participant shall be deemed to have been satisfied at target and the Restricted Period, if any, as applicable to such Restricted Shares and RSUs held by such Participant shall be deemed to have expired and (iii) any Performance Objectives applicable to any Performance Units awarded to such Participant shall be deemed to have been satisfied at target and the Performance Period, if any, as applicable to such Performance Units held by such Participant shall be deemed to have expired. Notwithstanding the foregoing, or the provisions of Sections 11.06 or 12.04, if the accelerated settlement of any RSU or Performance Unit would cause the application of additional taxes under Code Section 409A, such RSU or Performance Unit will be settled on the date it would otherwise have been settled in the absence of a Change in Control, unless the transaction constituting the Change in Control falls within the definition of a Change in Control Event within the meaning of Code Section 409A and the regulations thereunder.

ARTICLE XIX

MISCELLANEOUS PROVISIONS

19.01 Awards to Participants Outside the United States. The Committee may modify the terms of any outstanding or new award under the Plan granted to a Participant who is, at the time of grant or during the term of the award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such award shall conform to laws, regulations and customs of the country in which the Participant is then resident or primarily employed. An award may be modified under this Section 19.01 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation

19.02. Tax Withholding. The Company shall have the right to require Participants or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit a Participant to satisfy the Participant’s tax withholding obligation either by (i) surrendering shares of Common Stock owned by the Participant or (ii) having the Company withhold from shares of Common Stock otherwise deliverable to the Participant. Shares of Common Stock surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the Participant at the time of such award.

19.03. Compliance With Section 16(b) and Code Section 162(m). In the case of Participants who are or may be subject to Section 16 of the Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 under the Act, so that such persons will be entitled to the benefits of Rule 16b-3 under the Act or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Code Section 162(m), the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Code Section 162(m) and the regulations thereunder.

19.04. Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law and the provisions of Article XV.

19.05. General Creditor Status. Participants shall have no right, title or interest whatsoever in or to any investments which the Participant may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or beneficiary or legal representative of such Participant. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

19.06. No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article XVII, nor the grant of any award, shall confer upon any Participant any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such Participant’s employment at any time.

19.07. No Rights to Awards; No Rights to Additional Payments. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment of Participants. All grants of awards and deliveries of Common Stock, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing any contributions to or any benefits under any retirement, profit-sharing, severance or other benefit plan of the Company or any subsidiary or affiliate, unless the Committee expressly provides otherwise in writing.

19.08. Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Participant at the Participant’s address set forth in the books and records of the Company or its subsidiaries or (b) to the Company or the Committee at the principal office of the Company.

19.09. Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.10. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

19.11. Term of Plan. Unless earlier terminated pursuant to Article XVI hereof, the Plan shall terminate on May 20, 2025.

ARTICLE XX

DEFINITIONS

20.01 As used in the Plan, the following terms shall have the respective meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Board” means the Company’s Board of Directors.

(c) “Cause” means that the Participant (1) was grossly negligent in the performance of the Participant’s duties with the Company (other than a failure resulting from the Participant’s incapacity due to physical or mental illness); (2) has plead “guilty” or “no contest” to or has been convicted of an act which is defined as a felony under federal or state law; or (3) engaged in misconduct in bad faith which could reasonably be expected to materially harm the Company’s business or its reputation. The Participant shall be given written notice by the Company of a termination for Cause, which shall state in detail the particular act or acts or failures to act that constitute the grounds on which the termination for Cause is based.

(d) “Change in Control” means, and shall be deemed to have occurred upon, the occurrence of any of the following events:

1)

Any Person (other than an Excluded Person) becomes, together with all “affiliates” and “associates” (each as defined under Rule 12b-2 of the Act) the “beneficial owner” (as defined under Rule 13d-3 of the Act) of securities representing 33% or more of the combined voting power of the Voting Stock of the Company then outstanding, unless such Person becomes the “beneficial owner” of 33% or more of the combined voting power of such Voting Stock then outstanding solely as a result of an acquisition of such Voting Stock by the Company which, by reducing the Voting Stock of the Company outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all “affiliates” and “associates” of such Person) to 33% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided that if a Person shall become the “beneficial owner” of 33% or more of the combined voting power of the Voting Stock of the Company then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the “beneficial owner” of any additional Voting Stock of the Company which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 33% or more of the combined voting power of the Voting Stock of the Company then outstanding, such Person shall, upon becoming the “beneficial owner” of such additional Voting Stock of the Company, be deemed to have become the “beneficial owner” of 33% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

2)

During any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new Director, whose election by such Board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting such Board;

3)

A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the “beneficial owners” of the Voting Stock of the Company outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the voting power of the outstanding Voting Stock of the Company) beneficially owns, directly or indirectly, 33% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

4)

The consummation of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the “beneficial owners” of the Voting Stock of the Company outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the voting power of the outstanding Voting Stock of the Company) beneficially owns, directly or indirectly, 33% or more of, respectively, the then-outstanding shares of common stock of such corporation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

Notwithstanding the foregoing, in no event shall a “Change in Control” be deemed to have occurred (i) as a result of the formation of a Holding Company or (ii) with respect to a Participant, if the Participant is part of a “group,” within the meaning of Section 13(d)(3) of the Act as in effect on the Plan’s effective date, which consummates the Change in Control transaction. In addition, for purposes of the definition of “Change in Control” a Person engaged in business as an underwriter of securities shall not be deemed to be the “beneficial owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

(e) “Change in Control Event” has the meaning set forth in Code Section 409A.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board.

(h) “Common Stock” means shares of the Company’s common stock.

(i) “Deferred Share Unit” means the right to receive a share of Common Stock in the future.

(j) “Ending Value” means the value for each Performance Unit or formula for determining the value of each Performance Unit at the time of payment, in each case as provided for in the applicable award agreement.

(k) “Excluded Person” means (i) the Company; (ii) any of the Company’s subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv).

(l) “Fair Market Value” means the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

(m) “Good Reason” has the meaning set forth in a Participant’s employment agreement.

(n) “Holding Company” means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the “beneficial owners,” respectively, of the Voting Stock of the Company outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock of the Company.

(o) “Incentive Stock Option” has the meaning set forth in Section 2.01 of the Plan.

(p) “Initial Value” means the initial value for each Performance Unit as provided for in the applicable award agreement and as necessary to make the calculation of the amount to be paid to a Participant pursuant to Sections 12.03 and 12.04 of the Plan.

(q) “Nonstatutory Stock Option” has the meaning set forth in Section 2.01 of the Plan.

(r) “Nontandem Stock Appreciation Right” has the meaning set forth in Section 2.01 of the Plan.

(s) “Participant” means any individual who receives an award pursuant to Section 4.01 of the Plan.

(t) “Performance Objectives” means the performance objectives, as specified by the Committee, which must be satisfied in order for the Participant to vest in the Performance Units which have been awarded to the Participant for the Performance Period.

(u) “Performance Period” means the period of time, as established by the Committee in its sole discretion, applicable to Performance Units.

(v) “Performance Unit Account” means an account established and maintained for a Participant who is granted Performance Units.

(w) “Performance Units” has the meaning set forth in Section 2.01 of the Plan.

(x) “Person” means any individual composition, partnership, limited liability company, associations, trust or other entity or organization.

(y) “Preexisting Plan” means the 1993 Stock Option and Performance Plan.

(z) “Restricted Period” means the period of time, as established by the Committee, applicable to Restricted Shares and RSUs.

(aa) “Restricted Share Unit” or “RSU” has the meaning set forth in Section 2.01 of the Plan.

(bb) “Restricted Share” has the meaning set forth in Section 2.01 of the Plan.

(cc) “Retirement” means, for purposes of Article XI of the Plan, a Participant’s Termination of Employment following the date on which a Participant has attained age 55 and completed seven years of service with the Company.

(dd) “Specified Employee” has the meaning set forth in Code Section 409A and the regulations thereunder.

(ee) “Stock Appreciation Rights” has the meaning set forth in Section 2.01 of the Plan.

(ff) “Tandem Stock Appreciation Rights” has the meaning set forth in Section 2.01 of the Plan.

(gg) “Termination of Employment” means a “separation from service” as that term is defined in Code Section 409A and the regulations thereunder.

(hh) “Total Disability” has the meaning set forth in the L Brands, Inc. Long-Term Disability Plan or any successor thereto.

(ii) “Unrestricted Shares” has the meaning set forth in Section 2.01 of the Plan.

(jj) “Voting Stock” means securities of the Company entitled to vote generally in the election of the Company’s Board.

Appendix B

L BRANDS, INC.

2015 CASH INCENTIVE COMPENSATION PERFORMANCE PLAN

L Brands, Inc., a Delaware corporation (including any successor in name or interest thereto), hereby adopts the L Brands, Inc. 2015 Cash Incentive Compensation Performance Plan (the “Plan”) for the purpose of enhancing the Company’s ability to attract and retain highly qualified executive and managerial-level associates and to provide additional financial incentives to such associates to promote the success of the Company and its subsidiaries. Incentive Compensation payable under the Plan to Section 162(m) Executives (as defined below) is intended to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the Code, and the Plan shall be construed consistently with such intention. However, the Company reserves the right to pay discretionary bonuses, or other types of compensation outside of the Plan, including under the Company’s then effective Stock Option and Performance Incentive Plan or otherwise.

1. Definitions. As used herein, the following terms shall have the respective meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall have the meaning set forth in the 2011 Stock Option and Performance Incentive Plan, as may be amended from time to time, and any successor thereto (the “SOPIP”).

(c) “Change in Control” shall have the meaning set forth in the SOPIP.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor federal internal revenue law, along with related rules, regulations, and interpretations.

(e) “Common Stock” shall mean the common stock, $0.50 par value per share, of the Company.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed by the Board to administer the Plan that in the case of any actions taken with respect to any Incentive Compensation payable to any Section 162(m) Executive is comprised of not less than two directors of the Company, each of whom shall qualify in all respects as an “outside director” within the meaning of Section 162(m) of the Code.

(g) “Company” shall mean, collectively, L Brands and its subsidiaries.

(h) “Good Reason” shall have the meaning set forth in the SOPIP.

(i) “Incentive Compensation” shall mean, for each Participant, compensation to be paid in the amount determined by the Committee pursuant to Section 6 below.

(j) “Participant” means, with respect to any fiscal year, an associate who is eligible to participate in the Plan for such fiscal year in accordance with Section 3.

(k) “Performance Goal” shall mean the performance goals established by the Committee pursuant to Section 4 hereof.

(l) “Performance Period” shall mean each Spring or Fall selling season or the fiscal year of the Company, or any other period of time (not less than one (1) calendar quarter or more than five (5) years) as will be established by the Committee pursuant to Section 4 of this Plan within which the Performance Goals relating to any award of Incentive Compensation are to be achieved. Any Performance Period may be subject to earlier lapse or other modification pursuant to Section 11 of this Plan in the event of Termination without Cause, resignation for Good Reason, Retirement, death or Total Disability of the Participant or a Change in Control.

(m) “Retirement” shall have the meaning set forth in the SOPIP.

(n) “Section 162(m) Executive” shall mean any individual who the Committee determines, in its discretion, is or may be a “covered employee” of the Company within the meaning of Section 162(m) of the Code.

(o) “Total Disability” shall have the meaning set forth in the SOPIP.

2. Administration of the Plan. The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish, adjust, pay or decline to pay Incentive Compensation for each Participant. Such power and authority shall include the right to exercise discretion to reduce by any amount the Incentive Compensation payable to any Participant; provided, however, that the exercise of such discretion with respect to any Participant who is a Section 162(m) Executive shall not have the effect of increasing the Incentive Compensation that is payable to any other Section 162(m) Executive. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant and any person claiming any benefit or right under the Plan.

3. Eligibility. All Section 162(m) Executives shall be Participants in the Plan unless the Committee, in its sole and absolute discretion, designates that a Section 162(m) Executive shall not be eligible for participation in the Plan for a fiscal year. In addition, all other associates designated by the Committee or other authorized individuals are eligible to participate in the Plan and shall be Participants.

4. Awards. The Committee shall establish Performance Goals with respect to each Performance Period. The Performance Goals for a Performance Period must be established, in writing, no later than forty-five (45) days after the commencement of any Performance Period based on the Spring or Fall selling season, and, for any other Performance Period, no later than the lesser of either ninety (90) days or the number of days equal to 25 percent of the Performance Period after the commencement of the Performance Period.

The Performance Goals established by the Committee shall be based on specified levels of or changes in any one or more of the following criteria, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: price of Common Stock, or the common stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. Performance Goals for a Performance Period shall include a minimum performance standard below which no payments of Incentive Compensation will be made, and a maximum performance standard in which any performance that exceeds this standard will not increase the payment of Incentive Compensation. These Performance Goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the strategic plan for the business, or any other factors as determined by the Committee. Performance Goals shall be adjusted by the Committee for the following items, but only to the extent such adjustment would not cause a payment of Incentive Compensation to fail to qualify as performance-based compensation within the meaning of Section 162(m) of the Code:

(i)	all items of gain, loss or expense for the Performance Period determined to be extraordinary or unusual in nature or infrequent in occurrence;

(ii)

all items related to the disposal of a component of an entity or related to a change in accounting principles, as such are defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, notes to such financial statements, in management’s discussion and analysis or any other filings with the Securities and Exchange Commission;

(iii)	impact from changes in accounting policies approved by the Audit Committee of the Board that were not contemplated in the initial Incentive Compensation targets;

(iv)	all items of gain, loss or expense for the Performance Period related to an exit activity as defined under current generally accepted accounting principles;

(v)	all items of gain, loss or expense for the Performance Period related to discontinued operations as defined under current generally accepted accounting principles;

(vi)	any profit or loss attributable to the business operations of any entity acquired or divested by the Company during the Performance Period;

(vii)

write-offs, accelerated depreciation or other operating expenses at the participating subsidiary level related to the testing of a new brand concept, not included in the original Incentive Compensation targets;

(viii)	impacts from unanticipated changes in legal or tax structure or unanticipated changes in jurisdictional tax rates of a participating subsidiary; and

(ix)	changes in applicable tax law.

Annual Incentive Compensation targets shall be established for Participants ranging from 0% to 300% of each Participant’s base salary (provided that the maximum projected adjustment that might be made during the Performance Period in the referenced amount of base salary of a Section 162(m) Executive is included in the initially established Performance Goal formula, so that no adjustment in base salary during the Performance Period could result in the loss of the otherwise available exemption of the Incentive Compensation under Section 162(m) of the Code). In the case of an award of Incentive Compensation to any Section 162(m) Executive, the terms of the objective formula or standard setting such targets must prevent any discretion from being exercised by the Committee to later increase the amount payable that would otherwise be due upon attainment of the targets, but may allow discretion to decrease the amount payable, including discretion that is exercised through the establishment of additional objective or subjective goals. Participants may earn their target Incentive Compensation if the business achieves the pre-established Performance Goals. The target Incentive Compensation percentage for each Participant will be based on the level and functional responsibility of his or her position, size of the business for which the Participant is responsible, and competitive practices. The amount of Incentive Compensation paid to Participants may range from zero to triple their targets, based upon the extent to which Performance Goals are achieved or exceeded. Except as otherwise permitted by Section 162(m) of the Code, the minimum level at which a Participant will earn any Incentive Compensation, the level at which a Participant will earn the maximum Incentive Compensation of double the target, and the interpolation guidelines for calculating payments within that range must be established by the Committee, in writing, within forty-five (45) days after the commencement of any Performance Period based on the Spring or Fall selling season, and, for any other Performance Period, no later than the lesser of either ninety (90) days or the number of days equal to 25 percent of the Performance Period after the commencement of the Performance Period.

5. Committee Certification. As soon as reasonably practicable after the end of each Performance Period, and prior to the payment of any Incentive Compensation to a Section 162(m) Executive, the Committee shall certify, in writing, that the Performance Goals for such Performance Period were satisfied.

6. Payment of Incentive Compensation. The selection of Participants to whom Incentive Compensation shall actually be paid shall be conditioned upon each Participant’s continued employment with the Company through the last day of the Performance Period. The amount of the Incentive Compensation actually paid to a Participant for a Performance Period shall be such amount as determined by the Committee in its sole discretion, including zero, provided that the maximum aggregate actual payment for all Incentive Compensation awards payable to any Participant in any fiscal year of the Company shall be $20,000,000. For the purpose of calculating this fiscal year limit, the Award for any Performance Period of less than one year is deemed to be payable on the last day of the Performance Period, and the Award for any Performance Period of over one year is deemed to be payable ratably over the Performance Period. If, after amounts have been earned with respect to Incentive Compensation awards, the payment of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded for purposes of this limit. Subject to the last sentence of this Section 6 and to Section 11 below, Incentive Compensation shall be paid in cash at such times and on such terms as are determined by the Committee in its sole and absolute discretion, but in no event later than sixty (60) days following the end of the Performance Period to which such Incentive Compensation relates. To the extent provided by the Committee, in its sole discretion, the annual Incentive Compensation may be paid in the form of shares of Common Stock under the Company’s then effective Stock Option and Performance Incentive Plan, or may be deferred under the Company’s then effective Supplemental Retirement Plan, subject to the terms and conditions of such plans.

7. No Right to Bonus or Continued Employment; Clawback.

(a) Neither the establishment of the Plan, the provision for or payment of any amounts hereunder, nor any action of the Company, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Compensation or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or associate of the Company or any affiliate of the Company.

(b) If the Committee determines in good faith either that: (i) if required by applicable law with respect to a Participant or (ii) (x) a Participant engaged in fraudulent conduct or activities relating to the Company, (y) a Participant has knowledge of such conduct or activities, or (z) a Participant, based upon the Participant’s position, duties or responsibilities, should have had knowledge of such conduct or activities, the Committee shall have the power and authority under the Plan to terminate without payment all outstanding incentive awards under the Plan. If required by applicable law with respect to a Participant or if a Participant described in (ii) above has been paid Incentive Compensation that is based on or results from such conduct or activities, such Participant shall promptly reimburse to the Company a sum equal to either an amount required by such law or the amount of such Incentive Compensation paid in respect of the year in which such conduct or activities occurred, as applicable.

8. Withholding. The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Compensation. The Company shall also have the right to withhold from Incentive Compensation any amounts that may be required to be withheld from other taxable noncash compensation or taxable reimbursements payable to a Participant that may themselves have not been subjected to withholding at the time of payment.

9. Nontransferability. Except as expressly provided by the Committee, the rights and benefits under the Plan are personal to the Participant and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer or other disposition.

10. Unfunded Plan. The Company shall have no obligation to reserve or otherwise fund in advance any amounts that are or may in the future become payable under the Plan. Any funds that the Company, acting in its sole and absolute discretion, determines to reserve for future payments under the Plan may be commingled with other funds of the Company and need not in any way be segregated from other assets or funds held by the Company. A Participant’s rights to payment under the Plan shall be limited to those of a general unsecured creditor of the Company.

11. Adoption, Amendment, Suspension and Termination of the Plan.

(a) Subject to the approval of the Plan by the Company’s stockholders, the Plan shall be effective for payments made with respect to Performance Periods that commence during the Company’s 2015 fiscal year and thereafter and shall continue in effect until terminated as provided below; provided, however, that no payment of Incentive Compensation may be paid to Section 162(m) Executives prior to approval of the Plan at the Company’s 2015 Annual Meeting of Stockholders. If the Plan is not approved by stockholders at the Company’s 2015 Annual Meeting of Stockholders, any awards granted under the Plan to Section 162(m) Executives shall be null and void and of no effect.

(b) Subject to the limitations set forth in paragraph (c) below, the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable, subject, with respect to any Section 162(m) Executive, to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code.

(c) No amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, materially, adversely alter or impair any rights or obligations under any Incentive Compensation previously awarded under the Plan, except to the extent any such action is undertaken to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

12. Governing Law. The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Ohio, other than the choice of law rules thereof.

ADMITTANCE SLIP

2015 ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place of Meeting:

Date:	Thursday, May 21, 2015

Time:	8:30 a.m., Eastern Time

Place:	Three Limited Parkway
Columbus, Ohio 43230

Attending the Meeting:

Stockholders who plan to attend the meeting in person must bring this admittance slip and a photo identification to gain access. Because of necessary security precautions, bags, purses and briefcases may be subject to inspection. To speed the admissions process, stockholders are encouraged to bring only essential items. Cameras, camcorders or video taping equipment are not allowed. Photographs or video taken by the Company at the meeting may be used by the Company. By attending, you waive any claim or rights to these photographs.

For more information about attending the annual meeting, please visit the website at www.lb.com or contact Investor Relations at (614) 415-7073.

L BRANDS, INC. ATTENTION: INVESTOR RELATIONS P.O. BOX 16000 THREE LIMITED PARKWAY COLUMBUS, OH 43230

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR
the following:

1. Election of Directors	For	Against	Abstain

01 E. Gordon Gee	☐	☐	☐

02 Stephen D. Steinour	☐	☐	☐

03 Allan R. Tessler	☐	☐	☐

04 Abigail S. Wexner	☐	☐	☐

The Board of Directors recommends you vote FOR
the following proposals:

2. Ratification of the appointment of	For	Against	Abstain
independent registered public
accountants	☐	☐	☐

3. The approval of the 2015 Stock Option	☐	☐	☐
and Performance Incentive Plan

4. The approval of the 2015 Cash Incentive	☐	☐	☐
Compensation Performance Plan

5. Advisory vote to approve named	☐	☐	☐
executive officer compensation

For address change/comments, mark here (see reverse for instructions)	☐

Please indicate if you plan to attend this meeting	Yes	No

	☐	☐

The Board of Directors recommends you vote AGAINST
the following proposal:

6. Stockholder proposal to	For	Against	Abstain
change certain voting
requirements	☐	☐	☐

Note: Such other business as may
properly come before the
meeting or any
adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The COMBINED Annual Report & Proxy Statement is/are available at www.proxyvote.com.

This Proxy is Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders

on May 21, 2015 8:30 AM

The undersigned hereby appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of L Brands, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 21, 2015 at 8:30 a.m., Eastern Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENTS THEREOF.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed

on reverse side)